MANAGED HIGH YIELD FUND INC.
                             51 WEST 52ND STREET
                        NEW YORK, NEW YORK 10019-6114
                                                                  March 30, 2000
Dear Stockholder:

      Enclosed is a combined proxy statement and prospectus that seeks your approval of an important proposal for your Fund. YOUR VOTE ON THIS PROPOSAL WILL HELP DECIDE THE FUND'S FUTURE.

      The Board of Directors of Managed High Yield Fund Inc. ("High Yield Fund") proposes that High Yield Fund reorganize ("merge") into Managed High Yield Plus Fund Inc. ("Plus Fund"). Under the proposed merger, each stockholder of High Yield Fund would become a holder of shares of common stock of Plus Fund and High Yield Fund would be liquidated.

      High Yield Fund and Plus Fund are closed-end investment companies listed on the New York Stock Exchange. The Funds have substantially similar investment objectives and invest primarily in the same markets. High Yield Fund's investment objective is high current income while Plus Fund has a primary investment objective of high income with a secondary objective of capital appreciation. However, Plus Fund uses leverage to attempt to enhance yield and has the ability to invest to a greater extent in lower-rated securities. This has enabled Plus Fund to provide a higher yield than High Yield Fund. High Yield Fund's Board believes that combining the two Funds will benefit High Yield Fund's stockholders by providing them economies of scale, the potential to use leverage to enhance yield and greater investment flexibility. The proposed merger, the investment policies of the Funds and the use of leverage are described in more detail in the combined proxy statement and prospectus.

      AFTER CAREFUL CONSIDERATION, THE BOARD OF HIGH YIELD FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" THE MERGER.

      The enclosed document describes the proposed merger and compares the two Funds' investment objectives, operating expenses and performance histories. Please read the document carefully. I appreciate that the length of the attached document may be daunting, but we have tried to make it as clear as possible while meeting all of the legal requirements. We have included a section of questions and answers that we think will interest most investors. After reviewing the document, please complete, date and sign your proxy card and return it in the enclosed postage-paid return envelope.

      YOUR VOTE IS VERY IMPORTANT. Please take a moment to review the enclosed materials and to date, sign and return your proxy card TODAY. Voting your shares early will permit High Yield Fund to avoid costly follow-up mail and telephone solicitation.

      We have retained an outside firm that specializes in proxy solicitation to assist us in connection with the proposed merger. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that the telephone call does not inconvenience you.

      As always, I thank you for being an investor in our Funds. We are committed to serving your interests and appreciate your trust in us.


                                                Very truly yours,



                                                /s/ Margo N. Alexander
                                                ----------------------
                                                Margo N. Alexander
                                                President

                               QUESTIONS & ANSWERS

Q:  WHY IS THIS MERGER BEING PROPOSED?

A: High Yield Fund (PHT) stockholders would benefit from the opportunity to become stockholders of a Fund that has historically traded at a lower discount in the market and has provided higher income. Through January 2000, High Yield Fund traded at an average discount of -5.11% from its inception in November 1993 and traded at an average discount of -5.70% from Plus Fund's (HYF) inception in June 1998. Plus Fund has had an average discount of -2.2% from its inception in June 1998 through January 2000. In addition, High Yield Fund has had an average NAV yield of 11.36% from June 1998 through January 2000, while Plus Fund's NAV yield has averaged 12.54% during the same period. (The average NAV yield represents an average of the 12-month NAV yield calculated at the end of each month; the 12-month NAV yield is calculated by multiplying the month's distribution by 12 and dividing by the month-end NAV). During the period from June 1998 through January 2000, the total returns based on NAV were -3.85% for High Yield Fund and -3.37% for Plus Fund. To summarize, since its inception Plus Fund has provided a higher NAV yield and a better total return and has traded closer to its NAV than has High Yield Fund. In addition, both Funds and their stockholders would benefit from the economies of scale and opportunities for broader diversification that a larger asset base would provide.

      The chart below gives a history of the premium/discount of the two Funds since their respective inception dates. Since Plus Fund's inception it has consistently traded closer to its NAV than has High Yield Fund.

      Chart:

      High  Yield Fund vs Plus Fund  Premium/Discount
      Since Inception through January 31, 2000

                 Premium/Discount
                High Yield   Plus
    Date           Fund      Fund
   Dec-93         -2.60
   Jan-94         -3.80
   Feb-94         -2.40
   Mar-94         -8.80
   Apr-94         -9.40
   May-94         -7.70
   Jun-94         -5.70
   Jul-94        -10.10
   Aug-94         -7.20
   Sep-94        -13.80
   Oct-94        -10.80
   Nov-94         -6.50
   Dec-94         -6.30
   Jan-95         -3.80
   Feb-95         -2.80
   Mar-95         -6.80
   Apr-95         -6.80
   May-95         -4.10
   Jun-95         -6.20
   Jul-95         -7.00
   Aug-95         -6.10
   Sep-95         -7.40

   Oct-95         -2.10
   Nov-95         -3.20
   Dec-95         -7.10
   Jan-96         -4.90
   Feb-96         -7.00
   Mar-96          2.40
   Apr-96         -7.10
   May-96         -9.00
   Jun-96         -6.20
   Jul-96         -5.70
   Aug-96         -4.40
   Sep-96         -5.60
   Oct-96         -3.30
   Nov-96         -6.00
   Dec-96         -5.70
   Jan-97         -4.00
   Feb-97         -2.30
   Mar-97         -6.00
   Apr-97         -1.10
   May-97         -3.40
   Jun-97         -1.60
   Jul-97         -2.50
   Aug-97         -1.80
   Sep-97         -3.50
   Oct-97         -2.00
   Nov-97         -2.10
   Dec-97         -0.10
   Jan-98         -0.10
   Feb-98          0.90
   Mar-98         -5.30
   Apr-98         -3.90
   May-98         -4.80
   Jun-98         -5.00       0.00
   Jul-98         -5.30      -2.10
   Aug-98        -10.60     -10.20
   Sep-98         -5.20       0.50
   Oct-98          3.40       6.20
   Nov-98         -0.10      -0.80
   Dec-98         -4.10      -2.80
   Jan-99         -3.30       0.20
   Feb-99         -2.10      -1.40
   Mar-99         -1.70      -2.60
   Apr-99         -7.10      -3.90
   May-99         -5.40      -0.30
   Jun-99         -5.60       0.10
   Jul-99         -3.80      -0.70
   Aug-99         -2.10      -1.70
   Sep-99         -7.30      -2.10

   Oct-99         -10.40      -1.90
   Nov-99         -17.40      -8.40
   Dec-99         -13.50      -8.90
   Jan-00          -6.60      -3.00


      This  chart  shows  the  Funds'  historical   12-month  NAV  yields.  This
illustrates the higher income opportunities that have been provided to Plus Fund stockholders.


      Chart:


      High Yield Fund vs Plus Fund 12-Month Yield at NAV
      Since Inception through January 31, 2000
                 12 Month
               Yield at NAV
  Date     High Yield   Plus Fund
              Fund
 Nov-94       10.08
 Dec-94       10.82
 Jan-95       10.99
 Feb-95       10.69
 Mar-95       11.18
 Apr-95       11.02
 May-95       10.7
 Jun-95       11.1
 Jul-95       11.04
 Aug-95       10.98
 Sep-95       11.14
 Oct-95       10.63
 Nov-95       11.14
 Dec-95       11.6
 Jan-96       11.05
 Feb-96       11.07
 Mar-96       10.07
 Apr-96       10.89
 May-96       10.91
 Jun-96       10.61
 Jul-96       10.52
 Aug-96       10.23
 Sep-96       10.14
 Oct-96       9.86
 Nov-96       9.87
 Dec-96       9.69
 Jan-97       9.51
 Feb-97       9.25
 Mar-97       9.88
 Apr-97       9.42
 May-97       9.42
 Jun-97       9.12
 Jul-97       9.04

 Aug-97       9.04
 Sep-97         9
 Oct-97       9.04
 Nov-97       9.04
 Dec-97       8.84
 Jan-98       8.73
 Feb-98       8.62
 Mar-98       9.12
 Apr-98       9.04
 May-98       9.21
 Jun-98       9.33
 Jul-98       9.38
 Aug-98       11.08
 Sep-98       10.72
 Oct-98       10.34
 Nov-98       10.18
 Dec-98       10.83
 Jan-99       10.61
 Feb-99       10.67
 Mar-99       10.67
 Apr-99       11.14
 May-99       11.2
 Jun-99       11.32       11.07
 Jul-99       11.14       12.33
 Aug-99       11.2        12.81
 Sep-99        12         13.12
 Oct-99       12.68       13.36
 Nov-99       13.53       14.01
 Dec-99       12.6        13.71
 Jan-00       11.93       13.04






Q:  HOW CAN PLUS FUND ENHANCE ITS YIELD WITH LEVERAGE?

A: Plus Fund can enhance its yield through leverage because the Fund borrows money at interest rates that generally are lower than the yield it receives on its investments. For example, Plus Fund's average cost of borrowing for the 12 months ended January 31, 2000 was 5.69% and it had an average yield on its investments during that period of 11.98%. The Fund and its stockholders benefit from the incremental yield on the investments purchased with the proceeds of the borrowings.

OF COURSE, THE USE OF LEVERAGE PRESENTS RISKS. IF THE FUND'S AVERAGE TOTAL RETURN (THAT IS, YIELD PLUS CAPITAL GAIN OR LOSS) ON THE INVESTMENTS PURCHASED WITH THE PROCEEDS OF THE BORROWINGS IS LESS THAN ITS AVERAGE COST OF BORROWINGS, THE FUND'S TOTAL RETURN, AS WELL AS THE AMOUNT AVAILABLE FOR DISTRIBUTION TO STOCKHOLDERS, WILL BE LOWER THAN IF LEVERAGE HAD NOT BEEN USED.

Q:  HOW WILL THE MERGER AFFECT THE FUNDS' EXPENSES?

A: The combined Fund will have a larger asset base than High Yield Fund, and as a result, its operating expenses (other than interest and related borrowing expenses) are expected to represent a smaller percentage of its net assets than are High Yield Fund's operating expenses. Because the combined Fund will use leverage, it will incur interest expenses that High Yield Fund does not incur and, as a result, its overall expenses will be higher. The use of leverage, however, has enabled Plus Fund to provide its stockholders with a yield higher than that provided by High Yield Fund.

      The following table shows pre-borrowing expenses for the 12 months ended January 31, 2000 for each Fund and on a PRO FORMA basis for the combined Fund, along with a comparison of net assets and net asset values. Fee and expense data is expressed as a percentage of net assets. For more details about fees and expenses, see Comparison of Funds - Fees and Expenses on page 18 of the combined proxy statement/prospectus.


------------------------------------------------------------------------------------------

                         High Yield Fund       Plus Fund            Plus Fund
                            Expenses            Expenses       Pro Forma Combined Expenses
------------------------------------------------------------------------------------------
Investment Advisory
and Administration                   0.90%           0.96%(1)           0.96%(1)
Fees
--------------------------------------------------------------------------------
Other Expenses                       0.33%              0.26%              0.25%
--------------------------------------------------------------------------------
Annual, Pre-Borrowing
Operating Expenses                   1.23%           1.22%(2)           1.21%(2)
================================================================================
Net Assets as of
January 31, 2000                   $68,227           $377,506           $445,733
(000's)
--------------------------------------------------------------------------------
Net Asset Value Per                 $11.31             $11.85             $11.85
Share
--------------------------------------------------------------------------------

(1) Reflects Plus Fund's outstanding borrowings of approximately 27% of its total assets (including the amount obtained through leverage) for the 12 months ended January 31, 2000 and assumes the combined Fund would have borrowed the same percentage of its total assets. Plus Fund pays and the combined Fund will pay investment advisory and administrative fees at an annual rate of 0.70% of the Fund's "managed assets" - that is, its total assets less only those liabilities that are not borrowings. Thus, the investment advisory and administrative fees increase in relation to the additional managed assets acquired through leverage.

(2) After giving effect to borrowings of approximately 27% of total assets (including the amount obtained through leverage) at the same interest rate as that paid by Plus Fund during the 12 months ended January 31, 2000, total operating expenses for Plus Fund were 3.46% and, on a PRO FORMA basis, for the combined Fund would have been 3.45%.


                                       2

Q:  HOW MANY SHARES WILL I RECEIVE IN THE MERGER?

A: If the merger is approved and you participate in High Yield Fund's Dividend Reinvestment Plan, you will receive full and fractional shares of Plus Fund having an aggregate net asset value equal to the aggregate net asset value of the High Yield Fund shares you owned prior to the merger. If you do not participate in High Yield Fund's Dividend Reinvestment Plan, you will receive full shares of Plus Fund having a net asset value that (together with cash received in lieu of fractional shares) equals the aggregate net asset value of the High Yield Fund shares you owned prior to the merger. Net asset values will be calculated as of the closing date. Because the exchange of shares is based on the Funds' net asset values and not their market prices, you may receive Plus Funds' shares with an aggregate market value on the date of the merger that is higher or lower than the market value of the High Yield Fund shares you previously held. The reason for this difference is that the market prices of the Funds' shares in relation to their net asset values are likely to be different; I.E., they are likely to trade at different discounts or premiums.

Q:  WILL THE MERGER SUBJECT ME TO ANY TAXES?

A: The merger has been structured as a tax-free transaction, which means no gain or loss will be recognized by either Fund. In addition, you will recognize no gain or loss as a result of your acquisition of Plus Fund shares through the merger, except with respect to any cash received in lieu of a fractional share of Plus Fund. If you do not wish to receive Plus Fund shares in the merger, you are free to sell your High Yield Fund shares prior to the closing (expected to occur on or about May 26, 2000).

Q:  DO I NEED TO SURRENDER MY SHARE CERTIFICATES NOW?

A: No. Please do not send in any share certificates at this time. High Yield Fund's transfer agent will mail you instructions and a letter of transmittal for use in surrendering your share certificate(s) for a certificate representing Plus Fund shares and, if applicable, cash.

Q:  WHAT IS MY BOARD'S RECOMMENDATION?

A:  Your Board of Directors recommends a vote "FOR" the merger.

                          MANAGED HIGH YIELD FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                             -----------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                                 April 24, 2000

                             -----------------------

         To the Stockholders,

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders ("Meeting") of Managed High Yield Fund Inc. ("High Yield Fund") will be held on April 24, 2000, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, at 10:00 a.m., Eastern time, for the following purpose:

                  To  approve  an  Agreement  and  Plan  of  Reorganization  and
            Termination that provides for the reorganization of High Yield Fund into Managed High Yield Plus Fund Inc.

         Stockholders of record as of the close of business on January 25, 2000, are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

         Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Directors of High Yield Fund. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to High Yield Fund at any time before the proxy is exercised or by voting in person at the Meeting.



                                          By Order of the Board of Directors,


                                          DIANNE E. O'DONNELL
                                          SECRETARY

March 30, 2000
51 West 52nd Street
New York, New York 10019-6114

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

                       NO MATTER HOW MANY SHARES YOU OWN.

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

         For more information or questions regarding casting your vote for the Meeting, please call 1-800-611-7202.

         If we do not receive your completed proxy cards after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


          REGISTRATION                                 VALID SIGNATURE
          ------------                                 ---------------

     Corporate Accounts

     (1)   ABC Corp. ............................    ABC Corp.
                                                     John Doe, Treasurer

     (2)   ABC Corp. ............................    John Doe, Treasurer

     (3)   ABC Corp. c/o John Doe, Treasurer.....    John Doe

     (4)   ABC Corp. Profit Sharing Plan.........    John Doe, Trustee


     Partnership Accounts

     (1)   The XYZ Partnership...................    Jane B. Smith, Partner

     (2)   Smith and Jones, Limited Partnership..    Jane B. Smith, General
                                                     Partner


     Trust Accounts

     (1)   ABC Trust Account.....................    Jane B. Doe, Trustee

     (2)   Jane B. Doe, Trustee u/t/d 12/28/78...    Jane B. Doe

     Custodial or Estate Accounts

     (1)   John B. Smith, Cust. f/b/o John B.
           Smith, Jr., UGMA/UTMA.................    John B. Smith

     (2)   Estate of John B. Smith...............    John B. Smith, Jr.,
                                                     Executor

                          MANAGED HIGH YIELD FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568



                        MANAGED HIGH YIELD PLUS FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                              Dated: March 30, 2000

         This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Stockholders of Managed High Yield Fund Inc. ("High Yield Fund"), a Maryland corporation, to be held on April 24, 2000, at 1285 Avenue of the Americas, 14th Floor, New York, NY 10019 at 10:00 a.m., Eastern time (such meeting and any adjournments thereof are referred to as the "Meeting"). At the Meeting, the stockholders of High Yield Fund are being asked to consider and approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of High Yield Fund into Managed High Yield Plus Fund Inc. ("Plus Fund"), also a Maryland corporation ("Reorganization"). (High Yield Fund and Plus Fund are collectively referred to as "Funds.") A form of the Plan is attached as Appendix A to this Proxy Sttement/Prospectus. The Board of Directors ("Board") of High Yield Fund has unanimously approved the Plan as being in the best interests of High Yield Fund and its stockholders.

         Pursuant to the Plan, High Yield Fund will transfer all its assets to Plus Fund, which will assume all the liabilities of High Yield Fund. Each High Yield Fund stockholder will receive the number of full shares of Plus Fund common stock ("Plus Fund Shares"), plus either fractional shares (for High Yield Fund stockholders that participate in High Yield Fund's Dividend Reinvestment
Plan) or cash in lieu of any fractional shares (for all other High Yield Fund stockholders), having an aggregate net asset value ("NAV") that, on the effective date of the Reorganization, is equal to the aggregate NAV of the stockholder's shares of common stock of High Yield Fund ("High Yield Fund Shares"). High Yield Fund stockholders will recognize no gain or loss, except with respect to any cash received in lieu of fractional Plus Fund Shares.

         The NAV of each High Yield Fund stockholder's account with Plus Fund immediately after the Reorganization, including any cash received in lieu of a fractional Plus Fund Share, will be the same as the NAV of such stockholder's High Yield Fund Shares immediately prior to the Reorganization. The market price of the shares of EITHER Fund, however, may be higher or lower than the per share NAV of that Fund. As a result, while the total NAV of shares owned by each stockholder after the Reorganization will be the same, the market value of the Plus Fund Shares that a High Yield Fund stockholder receives in the Reorganization may be more or less than the market value of the High Yield Fund shares that such stockholder owns immediately before the Reorganization.

         The Funds are diversified, closed-end management investment companies with substantially similar investment objectives. Plus Fund's investment objective is to seek high income and, secondarily, capital appreciation. High Yield Fund's investment objective is to seek high current income. Both Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of lower-rated, income-producing debt and related equity securities. Both Funds may invest in the securities of foreign issuers, including foreign issuers in emerging market countries.

         This Proxy Statement/Prospectus sets forth the information that a High Yield Fund stockholder should know before voting on the Plan. It should be read carefully and retained for future reference.

         A Statement of Additional Information ("SAI") dated March 30, 2000 containing additional information about Plus Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. The Annual Report to Stockholders of Plus Fund for the fiscal year ended May 31, 1999, and the Semi-Annual Report to Stockholders of Plus Fund for the six months ended November 30, 1999, are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. The Annual Report to Stockholders of High Yield Fund for the fiscal year ended July 31, 1999 is on file with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. These documents are available without charge by writing to Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114, or by calling 1-800-852-4750. The SEC maintains a Web site at http://www.sec.gov that contains the documents described above and other information about High Yield Fund and Plus Fund. Additional information about both Funds may also be obtained on the Web at http://www.painewebber.com. The shares of High Yield Fund and Plus Fund are listed and publicly traded on the New York Stock Exchange ("NYSE"). Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE.

         AS WITH ALL INVESTMENT COMPANIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIME.

                                TABLE OF CONTENTS

Section Title                                                               Page

INTRODUCTION..................................................................1
SYNOPSIS......................................................................2
COMPARISON OF PRINCIPAL RISK FACTORS..........................................5
     Primary Differences in Investment Risks of the Funds.....................5
     Risks Common to Both Funds...............................................7
PROPOSAL:  REORGANIZATION OF HIGH YIELD FUND INTO PLUS FUND..................10
     Information about the Reorganization....................................10
     Board Considerations....................................................10
     The Plan................................................................12
COMPARISON OF THE FUNDS......................................................13
     Forms of Organization...................................................13
     Investment Objectives...................................................13
     Investment Policies.....................................................14
     Investment Limitations..................................................14
     Leverage................................................................14
     Portfolio Compatibility.................................................15
     Fees and Expenses.......................................................15
     Expense Example.........................................................15
     Sales Charges...........................................................15
     Trading History- Share Price Data.......................................16
     Dividends and Other Distributions.......................................16
     Dividend Reinvestment Plan..............................................17
     Management of the Funds.................................................19
     Other Service Providers.................................................20
     Calculation of Net Asset Value..........................................20
FINANCIAL HIGHLIGHTS.........................................................20
    High Yield Fund Financial Highlights.....................................21
    Plus Fund Financial Highlights...........................................21
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION..............................22
     Terms of the Reorganization.............................................22
     Description of Securities to be Issued..................................22
     Dividends and Other Distributions.......................................23
     Surrender and Exchange of High Yield Fund Stock Certificates............23
     Accounting Treatment....................................................23
     Federal Income Tax Considerations.......................................23
CAPITALIZATION...............................................................24
LEGAL MATTERS................................................................24
INFORMATION FILED WITH THE SEC AND NYSE......................................24
INFORMATION ABOUT THE FUNDS' ADVISER AND ADMINISTRATOR.......................25
EXPERTS......................................................................25
STOCKHOLDER PROPOSALS........................................................25
ADDITIONAL INFORMATION ABOUT BOTH FUNDS......................................26
     Portfolio Securities....................................................26
     Other Investment Practices..............................................28
     Temporary and Defensive Strategies and Borrowings.......................30
     Certain Anti-Takeover Provisions of the Articles of Incorporation.......31
     Description of Capital Stock............................................31
     Taxation................................................................34
APPENDIX A: Form of Agreement and Plan of Reorganization and Termination....A-1
APPENDIX B: Directors and Officers of High Yield Fund and Plus Fund ........B-1

                                  INTRODUCTION

         This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished to stockholders of High Yield Fund in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted "FOR" approval of the Plan. The presence in person or by proxy of High Yield Fund stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

         High Yield Fund intends to mail this Proxy Statement/Prospectus and the accompanying proxy card on or about April 4, 2000.

         Approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the proposal.

         Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be considered votes cast at the Meeting. Abstentions and broker non-votes are effectively votes against the Plan because the required affirmative vote is a majority of the total shares outstanding.

         Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a replacement proxy or by submitting a written notice of revocation to the Secretary of High Yield Fund ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate the stockholder's name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy by voting in person.

         Stockholders of record as of the close of business on January 25, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, there were 6,031,667 outstanding shares of common stock of High Yield Fund ("High Yield Fund Shares"). Each stockholder is entitled to one vote for each full share held and a fractional vote for each fractional share held. As of March 1, 2000, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser of both High Yield Fund and Plus Fund, did not know of any person who owned beneficially 5% or more of either Fund's outstanding shares. As of that same date, the Directors and officers, as a group, owned less than 1% of either Fund's outstanding shares.

         High Yield Fund has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. High Yield Fund expects to solicit proxies principally by mail, but it or SCC may also solicit proxies by telephone, facsimile or e-mail. High Yield Fund officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $35,000 for proxy solicitation services. High Yield Fund and Plus Fund will bear the expenses incurred in connection with the Reorganization, which are estimated to be $245,000. High Yield Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. High Yield Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

                                    SYNOPSIS

         The following is a summary of certain information relating to the proposed reorganization, and is qualified by reference to the more complete information contained elsewhere in the Proxy Statement/Prospectus and the Appendices attached hereto.

         SPECIAL MEETING. This Proxy Statement/Prospectus is being furnished to stockholders of High Yield Fund in connection with the solicitation of proxies by the Board for use at the Meeting to be held April 24, 2000 at [10:00] a.m., Eastern time, and any adjournments thereof. At the Meeting, stockholders will be asked to consider and approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of High Yield Fund into Plus Fund, as described below. Only stockholders of record as of the close of business on the Record Date are entitled to vote at the Meeting. Each stockholder is entitled to one vote for each full share held and a fractional vote for each fractional share held. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted "FOR" approval of the Plan. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of High Yield Fund.

         PROPOSED REORGANIZATION. The Board proposes that High Yield Fund reorganize into Plus Fund and that High Yield Fund's stockholders become stockholders of Plus Fund. The outstanding High Yield Fund Shares will be converted into an equivalent dollar amount of full shares of common stock of Plus Fund ("Plus Fund Shares"), plus fractional shares (for High Yield Fund stockholders that participate in High Yield Fund's Dividend Reinvestment Plan) or cash in lieu of any fractional shares (for all other High Yield Fund stockholders), all computed based on the net asset value ("NAV") per share of each Fund on the closing date ("Closing Date"). An exchange of High Yield Fund Shares for Plus Fund Shares at NAV may result in High Yield Fund stockholders receiving Plus Fund Shares with an aggregate market value on the date of the exchange that is higher or lower than the market value of their shares. The reason for this difference is that the market prices of the Funds' shares in relation to their NAVs are likely to be different; i.e., the Funds' shares are likely to trade at different discounts or premiums.

         No sales charge or fee of any kind will be charged to High Yield Fund stockholders in connection with their receipt of Plus Fund Shares in the Reorganization. Neither Fund will recognize any gain or loss for federal income tax purposes due to the Reorganization. In addition, High Yield Fund stockholders will not recognize any gain or loss, except with respect to any cash received in lieu of a fractional share.

         The Reorganization is subject to a number of conditions, including High Yield Fund stockholder approval and satisfaction of the terms of the Plan. The Plan may be terminated and the Reorganization abandoned, whether before or after approval by High Yield Fund stockholders, at any time prior to the Closing Date:

(i) by the mutual consent of each Fund's Board of Directors; or (ii) by either Fund (a) if the other Fund materially breaches any representation, warranty, or covenant contained in the Plan, (b) if the conditions to that Fund's obligations under the Plan have not been satisfied or waived, or (c) if that Fund's Board, in its sole discretion, determines that proceeding with the Reorganization would not be in the best interests of its stockholders. Unless a later date is mutually agreed upon by the Board of Directors of each Fund, the Plan will terminate automatically if the Reorganization has not been consummated by July 31, 2000.

         THE PLAN. Pursuant to the Plan, High Yield Fund will transfer all its assets to Plus Fund, which will assume all the liabilities of High Yield Fund, and each High Yield Fund stockholder will receive the number of full Plus Fund Shares and either cash or a fractional Plus Fund Share, as appropriate, having an aggregate NAV that, on the effective date of the Reorganization, is equal to the aggregate NAV of the stockholder's High Yield Fund Shares. Immediately after the Reorganization, the NAV of each High Yield Fund stockholder's account with Plus Fund, including any cash received in lieu of a fractional Plus Fund Share, will be the same as the NAV of such stockholder's High Yield Fund Shares immediately prior to the Reorganization. High Yield Fund stockholders will recognize no gain or loss in connection with the Reorganization, except with respect to any cash received in lieu of fractional Plus Fund Shares.

         BOARD CONSIDERATIONS RELATING TO THE REORGANIZATION. At their November 11, 1999 and December 17, 1999 meetings, the Boards considered Mitchell Hutchins' assessments of High Yield Fund and Plus Fund and considered the potential benefits to each Fund if High Yield Fund were to reorganize into Plus Fund. Mitchell Hutchins advised that both Funds' stockholders would benefit from the economies of scale (I.E., lower operating expense ratios) and opportunities for broader diversification that a larger asset base would provide. In addition, Mitchell Hutchins advised that High Yield Fund's stockholders could benefit from the potential to use leverage to enhance yield and from Plus Fund's more flexible investment parameters. Further, the Reorganization itself could enhance the ability of securities analysts to follow Plus Fund because it will eliminate any confusion in the marketplace that results from two funds with substantially similar names, investment objectives and investment policies being managed by the same investment adviser.

         As part of its consideration, High Yield Fund's Board examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions; (2) the Funds' respective investment performances; (3) the effect of the Reorganization on the expense ratio of Plus Fund and that expense ratio relative to High Yield Fund's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization; (6) Mitchell Hutchins' assessment of the likely impact on High Yield Fund's stockholders of the receipt of Plus Fund Shares at NAV; and (7) the continuity of portfolio management. The Board also considered the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates.

         COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS. The investment objectives of High Yield Fund and Plus Fund are substantially similar. High Yield Fund's investment objective is high current income. The primary investment objective of Plus Fund is high income, while its secondary objective is capital appreciation.

         Both Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of lower-rated, income-producing debt and related equity securities. Both Funds may invest in the securities of foreign issuers, including foreign issuers in emerging market countries. Each Fund may also engage in hedging strategies, such as options, futures and forward currency contracts, to attempt to reduce the overall risk of its investment portfolio, enhance income, realize gains or manage the Fund's foreign currency exposure. Each Fund may also use interest rate swap transactions to attempt to reduce the overall risk of its investment portfolio.

         The primary differences in the Funds' investment policies are Plus Fund's use of leverage and its greater flexibility in choosing the credit quality of its portfolio.

         Plus Fund can borrow up to 33 1/3% of its total assets (including the amount obtained through leverage) for investment purposes. It also may borrow an additional 5% of its total assets (not including the amount so borrowed) for temporary or emergency purposes. As of January 31, 2000, Plus Fund's borrowings represented about 31% of total assets. High Yield Fund can borrow only for temporary or emergency purposes, and those borrowings are limited to 10% of its total assets (not including the amount borrowed). Historically, High Yield Fund generally has not borrowed, and it had no borrowings outstanding as of January 31, 2000.

         High Yield Fund's investment policies require that it normally invest at least 80% of its total assets in securities that are rated BB or B by S&P or comparably rated by another Rating Agency. Securities rated BB or below are commonly referred to as "junk bonds." Only up to 20% of its total assets may be invested in securities that are rated either above or below those levels or that are unrated. Plus Fund's investment policies require that it normally invest at least 65% of its total assets in securities that are rated at or below the BB level, or equivalent unrated securities. Unlike High Yield Fund, however, Plus Fund is not limited in the percentage of its assets that are rated below B, except that only 15% of its assets may be invested in securities that are rated as low as D (which normally are in default at the time of purchase). Plus Fund also can invest up to 35% of its assets in securities that are rated above BB (that is, securities that are "investment grade").

         Although the differences in the two Funds' investment policies give Plus Fund greater flexibility to adjust the credit quality of its portfolio, the credit quality of the securities actually held by Plus Fund historically has been within the range permitted under High Yield Fund's policies. Moreover, Plus Fund's current ability to invest in the lowest quality securities (CCC and lower) is somewhat limited by conditions imposed under its outstanding leverage facility. (SEE Comparison of Principal Risk Factors--Primary Differences in Investment Risks of the Funds.)

         COMPARISON OF PRINCIPAL RISK FACTORS. Both High Yield Fund and Plus Fund are subject to the risks of investing in U.S. and foreign bond markets. Plus Fund, however, is subject to additional risks due to its use of leverage and due to its ability to invest without limit in securities that are rated lower than B or the equivalent.

         LEVERAGE. Leverage creates risks for stockholders, including the likelihood of greater volatility in the NAV and market price of Plus Fund's shares and the risk that fluctuations in interest rates on indebtedness may adversely affect the return to stockholders. Plus Fund uses leverage; High Yield Fund does not.

         Plus Fund maintains a secured line of credit pursuant to which it may borrow up to $200,000,000 for the purpose of making additional investments. During the 12 months ended January 31, 2000, the Fund has maintained outstanding borrowings under the line of credit in amounts ranging between approximately $135,000,000 and $175,000,000. These borrowings have represented between 26% and 32% of Plus Fund's total assets. Following the Reorganization, Plus Fund anticipates maintaining its leverage within a range of 26% to 31% of its increased total assets.

         The terms of Plus Fund's line of credit require that it maintain collateral, segregated with the Fund's custodian and pledged to secure the Fund's obligations under the line of credit, having a value that at all times is equal to at least 250% of Plus Fund's outstanding borrowings under the line of credit and to maintain eligible assets having a value equal to at least 300% of outstanding borrowings. The required collateral (as well as the assets used to satisfy the 300% asset coverage requirement) must be comprised of Fund portfolio assets (which may include assets acquired with the proceeds of borrowings) that satisfy certain eligibility requirements. Subject to certain conditions, the Fund is able to substitute eligible collateral as necessary in order to effect portfolio transactions. Mitchell Hutchins does not believe that Plus Fund's obligation to maintain collateral will impede the Fund's ability to manage its assets in accordance with its investment objectives.

         To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income and capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and, therefore, the amount available for distribution to stockholders as dividends and other distributions will be reduced. Even in the latter case, however, Mitchell Hutchins may decide to maintain Plus Fund's leveraged position if it deems such action to be appropriate under the circumstances.

         CREDIT QUALITY. Plus Fund may invest its entire portfolio in securities rated lower than B or the equivalent, while High Yield Fund is limited to investing up to 20% of its total assets in such securities.

         Conversely, High Yield Fund is also limited to investing up to 20% of its total assets in securities rated higher than BB or the equivalent, compared to 35% for Plus Fund. Securities rated below B have greater risks and include securities in default or at greater risk of default. Plus Fund may invest no more than 15% of its total assets in securities that are in default at the time of purchase.

         FEDERAL INCOME TAX CONSIDERATIONS. The Funds will not recognize any gain or loss for federal income tax purposes by reason of the Reorganization. Plus Fund's acquisition of all High Yield Fund's assets in exchange solely for Plus Fund Shares (and cash in lieu of certain fractional Plus Fund Shares) and Plus Fund's assumption of all High Yield Fund's liabilities, followed by the PRO RATA distribution of Plus Fund Shares and cash or fractional shares, as appropriate, to High Yield Fund stockholders constructively in exchange for their High Yield Fund Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code. Plus Fund's basis for the acquired assets will be the same as that of High Yield Fund immediately before the Reorganization, and Plus Fund's holding period for the acquired assets will include High Yield Fund's holding period therefor. A High Yield Fund stockholder's aggregate basis for the Plus Fund Shares to be received in the Reorganization will be the same as the aggregate basis for the High Yield Fund Shares to be constructively surrendered in exchange for those Plus Fund Shares less the basis of any fractional Plus Fund Share deemed sold. The stockholder's holding period for those Plus Fund Shares will include the holding period for those High Yield Fund Shares, provided the stockholder held them as capital assets on the Closing Date.

                      COMPARISON OF PRINCIPAL RISK FACTORS

PRIMARY DIFFERENCES IN INVESTMENT RISKS OF THE FUNDS

         High  Yield  Fund  and  Plus  Fund  invest  in  substantially   similar
securities in the U.S. and foreign bond markets, and they are subject to substantially the same investment risks. Plus Fund, however, is subject to additional risks due to its use of leverage and its ability to invest a larger portion of its portfolio in lower-rated securities.

         LEVERAGE. Plus Fund is authorized to borrow money for investment purposes, which constitutes leverage. Leverage is a speculative technique that increases Plus Fund's exposure to risk of capital loss but that also creates an opportunity for an increased yield for Plus Fund's stockholders. Plus Fund can also borrow money for temporary or emergency purposes. By contrast, High Yield Fund can only borrow money for temporary or emergency purposes.

         Plus Fund may leverage up to 33 1/3% of its total assets (including the amount obtained through leverage), but its current operating policy is to maintain borrowings in an amount ranging between approximately 26-31% of its total assets. Pursuant to a Revolving Credit and Security Agreement with Corporate Receivables Corporation, Citibank, N.A. and Citicorp North America, Inc. ("Credit Agreement"), Plus Fund has obtained a secured line of credit under which it can borrow up to $200,000,000 for investment purposes. During the 12 months ended January 31, 2000, the Fund maintained outstanding borrowings under this line of credit in amounts ranging between approximately $135,000,000 and $175,000,000. Those borrowings represented between approximately 26% and 32% of Plus Fund's total assets. As of January 31, 2000, Plus Fund had $167 million in outstanding borrowings, representing about 31% of its total assets. Following the Reorganization, Plus Fund anticipates increasing the dollar amount of its borrowings so as to maintain its leverage within a range of 26% to 31% of its increased total assets.

         Pursuant to the Credit Agreement, Plus Fund must maintain collateral, segregated with the Fund's custodian and pledged to secure the Fund's obligations under the line of credit, having a value that at all times is equal to at least 250% of Plus Fund's outstanding borrowings under the line of credit. Plus Fund also must maintain eligible assets having a value equal to at least 300% of its outstanding borrowings. The required collateral (as well as the assets used to satisfy the 300% asset coverage requirement) must be comprised of securities (which may include assets acquired with the proceeds of borrowings) or other assets in the Fund's portfolio that satisfy certain eligibility requirements. For example, the Fund may not count more than 10% of its assets invested in securities rated below CCC or the equivalent or more than 40% of its assets invested in securities rated CCC or below or the equivalent toward either requirement.

         Subject to certain conditions, the Fund is able to substitute eligible collateral as necessary in order to effect portfolio transactions. Mitchell Hutchins does not believe that Plus Fund's obligation to maintain collateral will impede the Fund's ability to manage its assets in accordance with its investment objectives. Similarly, while the collateral and asset coverage eligibility requirements could limit the Fund's ability to invest in securities rated CCC or below or the equivalent, Mitchell Hutchins does not believe that there will be any practical effect on the Fund's ability to invest in these securities to the extent desired by its portfolio managers.

         Capital raised through leverage is subject to interest costs, which could exceed the income and appreciation on the assets purchased with the proceeds of the leverage. Under the Credit Agreement, Plus Fund pays interest at a rate that normally is comparable to market commercial paper rates. The Fund also pays certain other fees in connection with the line of credit, which increase the cost of borrowing over the stated interest rate. During the year ended January 31, 2000, Plus Fund paid interest and other fees ranging from 5.24% to 6.43% on its outstanding borrowings.

         Plus Fund's borrowings under the Agreement and any other transactions involving Fund indebtedness (other than borrowings of up to 5% of its total assets for temporary or emergency purposes) are considered "senior securities" for purposes of the Investment Company Act of 1940, as amended ("1940 Act"), and constitute leverage. Unless the income and capital appreciation, if any, on assets acquired with borrowed funds or other leverage proceeds exceed the cost of the leverage, the use of leverage will diminish Plus Fund's investment performance. Successful use of leverage depends on Mitchell Hutchins' ability to predict correctly interest rates and market movements. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

         Under the 1940 Act, Plus Fund is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Fund has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Fund may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Fund must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on Plus Fund Shares, or purchase any Plus Fund Shares (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. The 300% asset coverage requirement under the 1940 Act is substantially the same as the 300% asset coverage requirement that is imposed on Plus Fund under its Credit Agreement, except that assets used to satisfy the 1940 Act requirement are not subject to special eligibility requirements.

         CREDIT QUALITY OF SECURITIES. Plus Fund normally invests at least 65% of its total assets in (i) income producing debt securities that are rated lower than Baa by Moody's Investors Service, Inc. ("Moody's"), lower than BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), comparably rated by another nationally recognized statistical rating organization (collectively with Moody's and S&P, "Rating Agencies") or, if unrated, determined to be of equivalent quality by Mitchell Hutchins and (ii) equity securities (including common stocks, rights, and warrants for equity securities) that are attached to, or are part of a unit including, such debt securities. Plus Fund may invest up to 15% of its total assets in securities that are rated as low as D (which normally are in default at the time of purchase). Plus Fund's ability to invest in securities rated CCC or lower or the equivalent is somewhat limited by the asset coverage and other requirements under the Credit Agreement. Mitchell Hutchins does not believe, however, that these requirements will prevent Plus Fund from investing to the extent its portfolio managers deem desirable in these lowest rated securities. In addition, Plus Fund may invest up to 35% of its total assets in investment grade securities (I.E., securities rated Baa/BBB or higher) of private or government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who Mitchell Hutchins determines to be of comparable quality), money market instruments and municipal obligations.

         High Yield Fund normally invests at least 80% of its total assets in securities rated Ba or B by Moody's, BB or B by S&P or comparably rated by another Rating Agency. The Fund may invest up to 20% of its total assets in securities rated higher or lower than these levels, including securities rated as low as D, and in unrated securities that Mitchell Hutchins determines to be of comparable quality to rated securities in which High Yield Fund can invest. High Yield Fund also may acquire equity securities when attached to, or as part of a unit including, debt securities, or in connection with a conversion or exchange of debt securities. High Yield Fund, however, may not invest in other equity securities.

         For both Funds, the determination of whether a security is in a particular rating category, and whether the above percentage limitations are met, will be made at the time of investment. Mitchell Hutchins assesses securities on the basis of the highest rating assigned by any Rating Agency.

         Securities rated BB or Ba are considered to be within the "upper tier" of the high yield, high risk ("junk bond") income securities market and securities rated B are considered to be in the "middle tier" of this market.
Securities within these two tiers constitute the largest portions of this market. Investments in securities that are rated Ca or lower by Moody's, CC or lower by S&P, and comparable securities are extremely speculative and involves significant risk. Securities rated D and comparable unrated securities may be in default at the time of purchase. These securities frequently do not produce income and may require the Funds to bear certain extraordinary expenses in order to protect and recover their investment. To the extent Plus Fund pursues its secondary investment objective of capital appreciation through investment in these securities, its ability to achieve current income for its stockholders may be diminished.

RISKS COMMON TO BOTH FUNDS

         MARKET PRICE AND NET ASSET VALUE OF SHARES. Shares of closed-end investment companies, such as the Funds, frequently trade at a discount to their NAVs. Whether an investor will realize gains or losses upon the sale of shares of either Fund does not depend directly upon changes in the Fund's NAV, but rather upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. The market price of each Fund's shares is determined by such factors as relative demand for and supply of shares in the market, general market and economic conditions, changes in the Fund's NAV and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that each Fund's NAV may decrease.

         Due to differences in the market price and NAV of the Funds' shares, High Yield Fund stockholders who exchange their shares for Plus Fund Shares at NAV may receive Plus Fund Shares with an aggregate market value that is higher or lower than the market value of their High Yield Fund Shares. The reason for this difference is that the relative market prices of the Funds' shares in relation to their NAVs are likely to be different; i.e., the Funds' shares are likely to trade at different discounts or premiums. As of March 17, 2000 High Yield Fund Shares were trading at a discount of 14.35%, compared to 10.64% for Plus Fund Shares. It is likely, however, that one or both of these discount levels will change by the Closing Date. For a comparison to the historical trading discounts and premiums for each Fund's shares, see "Comparison of the Funds - Trading History - Share Price Data."

         The Funds' shares are designed primarily for long-term investors. Investors in the Funds' shares should not view the Funds as vehicles for trading purposes.

         LOWER-RATED DEBT SECURITIES. Compared to higher-quality debt securities, securities rated below investment grade, often referred to as "junk bonds," involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. There is a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuers of these securities to make payments of interest and principal. The value of junk bonds often fluctuates in response to issuer, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds may be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

         Changes in a Rating Agency's rating of any income security or in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund's net asset value. The Funds do not necessarily dispose of a security when its rating is reduced below the rating at the time of purchase, although Mitchell Hutchins monitors all investments to determine whether continued investment is consistent with the Fund's investment objectives. Because of the greater number of investment considerations involved in investing in lower-rated income securities, the achievement of the Funds' investment objectives depends more on Mitchell Hutchins' analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.

         The values of lower-rated income securities, like those of other income securities, generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of such securities will generally decline. These fluctuations can be expected to be greater for investments in income securities with longer maturities than for investments in income securities with shorter maturities. The secondary market prices of lower-rated securities are often affected to a lesser extent by changes in interest rates and to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their respective industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.

         INVESTING IN FOREIGN AND EMERGING MARKET SECURITIES. Each fund may invest in foreign securities, including securities of issuers in emerging market countries. Investments in foreign securities may be affected by, among others, the following factors:

      o CURRENCY EXCHANGE RATES - The dollar value of the Funds' investments denominated in foreign currencies will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. Plus Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, while High Yield Fund is limited to 10% of its net assets.

      o POLITICAL AND ECONOMIC CONDITIONS - The value of the Funds' foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

      o REGULATIONS - Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. In addition, certain countries may impose expropriation constraints on the assets of certain companies.

      o MARKETS - The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

         The risks described above for foreign securities may be more acute for the Funds' investments in emerging market countries. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. For example, many emerging market countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or non-existent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. Transaction costs are often higher in emerging market countries and there may be additionsl risks and delays in custody and settlement procedures.

         ORIGINAL ISSUE DISCOUNT, ZERO COUPON AND PAYMENT-IN-KIND SECURITIES. The Funds may invest in discount securities, including zero coupon securities, other securities issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Zero coupon securities pay no interest to holders prior to maturity. When a zero coupon security is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. PIK securities may pay interest either in cash or in the form of additional securities. The portion of the OID that accrues each year on zero coupon and other OID securities in which a Fund invests, and the "interest" received or accrued on a Fund's PIK securities, must be included in its income annually. To continue to qualify for tax treatment as a regulated investment company under the Code ("RIC") and to avoid a federal excise tax, each Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. As a result, each Fund may be unable to purchase additional securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon, other OID and PIK securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

         CALL FEATURES. A substantial portion of the securities held by the Funds may permit the issuer to "call," or redeem, its securities prior to maturity. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund probably would not be able to reinvest the proceeds in securities of comparable quality providing the same investment return as the securities redeemed. The existence of a call feature may limit the potential for such a security to increase in value during periods of declining interest rates.

         PREMIUM SECURITIES. The Funds may each invest a substantial portion of their assets in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. As a result, the purchase of such securities provides the Funds with a higher level of investment income distributable to stockholders on a current basis than if the Funds purchased securities bearing current market rates of interest. If such premium securities are called prior to maturity, the Funds may recognize a capital loss.

         HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. Options, futures contracts, options on futures contracts, forward currency contracts and interest rate swap transactions are derivatives and their use entails special risks. The value of "derivatives" - so called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. If a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, it is possible that the hedge will not succeed. This may happen for various reasons, including unexpected changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the Fund's portfolio.

           PROPOSAL: REORGANIZATION OF HIGH YIELD FUND INTO PLUS FUND


INFORMATION ABOUT THE REORGANIZATION

         Under the Plan, High Yield Fund will reorganize into Plus Fund Shares and High Yield Fund's stockholders will become stockholders of Plus Fund.

         Each High Yield Fund stockholder's High Yield Fund Shares will be converted into an equivalent dollar amount of full Plus Fund Shares plus fractional Plus Fund Shares (for High Yield Fund stockholders that participate in High Yield Fund's Dividend Reinvestment Plan) or cash in lieu of any fractional Plus Fund Shares (for all other High Yield Fund stockholders), all computed based on the NAV per share of each Fund on the Closing Date. No sales charge or fee of any kind will be charged to High Yield Fund stockholders in connection with their receipt of Plus Fund Shares in the Reorganization. Neither Fund will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. High Yield Fund stockholders will recognize no gain or loss, except with respect to any cash received in lieu of fractional Plus Fund Shares.

         The Reorganization is expected to occur on or about May 26, 2000, or on such later date as the parties may agree in writing. The Reorganization is contingent both upon High Yield Fund stockholder approval and upon each Fund satisfying the terms of the Plan. Under Maryland law, stockholders of a corporation, such as High Yield Fund, whose shares are traded on a national securities exchange are not entitled to demand the fair value of their shares upon a merger; therefore, High Yield Fund stockholders will be bound by the terms of the Reorganization under the Plan. However, any stockholder of either Fund may sell his or her shares of common stock on the New York Stock Exchange ("NYSE"). High Yield Fund Shares may not be listed on the NYSE or available for trading there for several days prior to the Closing Date.

         After the Closing Date, High Yield Fund will deregister as an investment company under the 1940 Act and will terminate its separate existence under Maryland law. In addition, High Yield Fund's shares of common stock will be removed from listing on the NYSE and withdrawn from registration under the Securities Exchange Act of 1934, as amended ("Securities Exchange Act").

         The Plan may be terminated and the Reorganization abandoned, whether before or after approval by High Yield Fund's stockholders, at any time prior to the Closing Date: (i) by the mutual consent of the Board of Directors of each Fund; or (ii) by either Fund (a) if the other Fund materially breaches any representation, warranty, or covenant contained in the Plan, (b) if the conditions to that Fund's obligations under the Plan have not been satisfied or waived, or (c) if that Fund's Board, in its sole discretion, determines that proceeding with the Reorganization would not be in the best interests of its stockholders. Unless a later date is mutually agreed upon by the Board of Directors of each Fund, the Plan will terminate automatically, if the Reorganization has not been consummated by July 31, 2000.

BOARD CONSIDERATIONS

         The High Yield Fund Board, including the Directors who are not "interested persons," as that term is defined in the 1940 Act, of either High Yield Fund or Plus Fund ("Independent Board Members"), determined that the Reorganization is in the best interests of High Yield Fund and voted unanimously to recommend that stockholders approve the Plan.

         Consistent with the policies set forth in High Yield Fund's Prospectus, the Board from time to time considers whether it would be in the best interest of the Fund to take actions designed to eliminate or reduce the discount to NAV at which the Fund's shares trade and to otherwise enhance stockholder value. Such actions include a merger with another investment company, conversion to an open-end investment company, open market share repurchase offers and tender offers. After considering various actions to address the trading discount and maximize stockholder value, High Yield Fund's Board unanimously approved a proposal to reorganize High Yield Fund into Plus Fund.

         At the Boards' November 11, 1999 meetings, Mitchell Hutchins presented its assessments of High Yield Fund and Plus Fund and suggested that both Funds could benefit from a merger. The Boards of each Fund considered Mitchell Hutchins' evaluations and requested that Mitchell Hutchins make a final proposal at a subsequent Board meeting. Mitchell Hutchins recommended the Reorganization to the Boards of High Yield Fund and Plus Fund at Board meetings held on December 17, 1999. Mitchell Hutchins advised that both Funds' stockholders would benefit from the economies of scale (i.e., lower operating expense ratios) and opportunities for broader diversification that a larger asset base would provide. They also noted that High Yield Fund's stockholders could additionally benefit from the ability to use leverage through borrowing. Mitchell Hutchins also advised that the Reorganization would permit High Yield Fund's stockholders to gain the added flexibility of Plus Fund's slightly broader investment parameters. Further, the Reorganization itself could enhance the ability of securities analysts to follow Plus Fund because it will eliminate any confusion in the marketplace that results from two funds with substantially similar names, investment objectives and investment policies being managed by the same investment adviser.

         As part of its consideration, the High Yield Fund Board examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions;
(2) the Funds' respective investment performances; (3) the effect of the Reorganization on the expense ratio of Plus Fund and that expense ratio relative to High Yield Fund's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization; (6) Mitchell Hutchins' assessment of the likely impact on High Yield Fund's stockholders of the receipt of Plus Fund Shares at NAV; and (7) the continuity of portfolio management. The Board also considered the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates.

         The Board considered the investment objectives and policies of the Funds and noted that their portfolios have had substantially similar risk profiles based on the types of securities the Funds have held. The Board noted that Plus Fund is subject to greater risk than High Yield Fund because it uses leverage and may invest to a greater extent in lower-rated securities. The use of leverage exposes Plus Fund to greater risk (and greater return) than other investment practices. Despite these differences, the Board concluded that the Funds' investment objectives and policies are reasonably compatible. Mitchell Hutchins also informed the Board that it believed that the additional risks of leverage and of investing in lower-rated securities were warranted by the opportunity for higher yields.

         The Board also took into account the compatibility of the current portfolio holdings of High Yield Fund and Plus Fund. Mitchell Hutchins informed the Board that the two Funds' portfolios were sufficiently compatible that no securities would need to be sold to accommodate the Reorganization. The Board also considered the level and quality of investment advisory services provided by Mitchell Hutchins to both Funds and decided that Plus Fund stockholders would benefit from Mitchell Hutchins' continued supervision of portfolio management services after the Reorganization.

         In addition, the Board considered the historic performance of High Yield Fund in relation to the performance of Plus Fund. Mitchell Hutchins advised the Board that, while past performance provides no guarantee of future results, Plus Fund provided a greater total return based on net asset value than High Yield Fund for the year ended January 31, 2000. Mitchell Hutchins indicated that the yield for Plus Fund was higher as of the same date.

         The Board also considered the impact the Reorganization would have on expenses. In analyzing expenses, the Board evaluated the investment advisory and administration fees paid by the Funds. High Yield Fund and Plus Fund pay investment advisory and administrative fees at different rates, and they calculate their fees in different ways. High Yield Fund pays Mitchell Hutchins investment advisory and administration fees, computed weekly and paid monthly, of 0.90% of its average weekly net assets. Plus Fund pays Mitchell Hutchins fees, computed weekly and paid monthly, of 0.70% of its average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage ("Managed Assets"). The investment advisory and administration fees payable to Mitchell Hutchins when Plus Fund has outstanding borrowings are higher than when it does not because the fees are calculated as a percentage of Managed Assets, which include assets purchased with the proceeds of those borrowings. Mitchell Hutchins indicated to the Board that Plus Fund would likely continue to borrow about 26-31% of the Fund's total assets (including the amount obtained by leverage) after the Reorganization, assuming similar market conditions. The Board recognized that, given the level of Plus Fund's expected borrowings, the effective investment advisory and administration fee rate would exceed 0.90% of Plus Fund's weekly net assets. For example, at the level of Plus Fund's average borrowings for the 12 months ended January 31, 2000 (27% of total assets), the Fund paid Mitchell Hutchins a fee equal to an effective annual rate of 0.96% of the Fund's average weekly net assets. The Board recognized that the use of leverage requires greater allocation of resources within Mitchell Hutchins and concluded that, therefore, a slightly higher advisory and administrative fee rate (when expressed as a percentage of net assets) was appropriate.

         In addition to considering the potential increase in the rate of investment advisory and administrative fees (when expressed as a percentage of net assets), the Board discussed other expenses paid by High Yield Fund stockholders. Based on Mitchell Hutchins' preliminary calculations, Mitchell Hutchins estimated that after the Reorganization, on a PRO FORMA basis, Plus Fund Shares would have total operating expenses, excluding interest and Reorganization expenses, that would be a lower percentage of net assets than those of High Yield Fund. The Board noted, however, that the Reorganization would result in an increase in total annual operating expenses (including interest payments) for High Yield Fund stockholders. The Board also noted that the operating expenses of the combined Fund, as a percentage of net assets, were expected to be lower than that of either Fund, excluding interest and Reorganization expenses. In addition, the Board considered Mitchell Hutchins' assessment that the yield of Plus Fund would likely be higher than that of High Yield Fund and that the relatively higher yield should serve to offset the effect of the interest expense. For more information on the comparative fees and expenses of the Funds, see "Comparison of the Funds -- Fees and Expenses," below.

         Mitchell Hutchins advised the Board that each High Yield Fund stockholder would receive full Plus Fund Shares, plus cash or a fractional Plus Fund Share, as appropriate, having an aggregate NAV equal to the NAV of his or her High Yield Fund Shares. Due to differences in the market discounts on the Funds' shares, High Yield Fund stockholders may, however, receive Plus Fund Shares with an aggregate market value that is higher or lower than the market value of the shares previously held. The Board noted that, while Mitchell Hutchins had no reason to believe that the Reorganization would result in High Yield Fund's stockholders receiving shares with a market discount greater than they would otherwise have experienced, there could be no assurance that the market discount to NAV of Plus Fund would not be greater than the market discount to NAV of High Yield Fund, or that the market discount to NAV of Plus Fund Shares might not be greater in the future.

         Finally, the Board reviewed the principal terms of the Plan and noted that the securities and other assets held by High Yield Fund at the time of the Reorganization would be valued at market value, that the Reorganization would be tax-free to High Yield Fund, and that High Yield Fund stockholders would have ownership of a compatible fund. The Board also noted that High Yield Fund stockholders would recognize no gain or loss, except with respect to any cash received in lieu of fractional Plus Fund Shares.

         On the basis of the information provided to each Board and on each Board's evaluation of that information, the Boards determined that the proposed Reorganization would not dilute the interests of stockholders of either Fund and that it would be in the best interest of each Fund. Therefore, each Fund's Board voted unanimously to approve the Plan, and High Yield Fund's Board voted unanimously to recommend that High Yield Fund stockholders approve the Plan.

THE PLAN

         The Plan provides for the acquisition by Plus Fund of all High Yield Fund's assets in exchange for Plus Fund Shares (and cash in lieu of certain fractional Plus Fund Shares) and the assumption by Plus Fund of all High Yield Fund's liabilities. High Yield Fund will then distribute full Plus Fund Shares to all its stockholders, fractional Plus Fund Shares to participants in High Yield Fund's Dividend Reinvestment Plan and cash in lieu of fractional Plus Fund Shares to all other stockholders. Each High Yield Fund stockholder will receive full Plus Fund Shares and either a fractional Plus Fund Share or cash, as appropriate, equal in aggregate NAV to the aggregate NAV of the stockholder's High Yield Fund Shares at the time of the Reorganization. These transactions are currently scheduled to occur at 4:00 p.m., Eastern time, on May 26, 2000, or on such later date as the conditions to consummate the Reorganization are satisfied. High Yield Fund will be liquidated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization" below.

         Each Fund will receive an opinion from Kirkpatrick & Lockhart LLP, its counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. The opinion will state that neither Fund will recognize any gain or loss for federal income tax purposes as a result of the Reorganization and that High Yield Fund stockholders will recognize no gain or loss, except with respect to any cash received in lieu of fractional Plus Fund Shares. To the extent High Yield Fund sells securities prior to the Closing Date, there may be net recognized gains or losses to the Fund. Any net recognized gains would increase the amount of any distribution made to stockholders of High Yield Fund prior to the Closing Date.

See "Additional Information About the Reorganization -- Federal Income Tax Considerations" below.

         If the Reorganization is not approved by High Yield Fund stockholders at the Meeting or the conditions of the Plan are not met, High Yield Fund will continue to operate as a separate closed-end fund, and the Board will then consider other options and alternatives for the future of the Fund. Either Board may, in its discretion, terminate the Plan prior to Reorganization.

         REQUIRED   VOTE.   The  proposal  to  approve  the  Plan  requires  the
affirmative vote of a majority of the votes entitled to be cast on the proposal.

      THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PLAN OF REORGANIZATION.

                            COMPARISON OF THE FUNDS

FORMS OF ORGANIZATION

         High Yield Fund and Plus Fund are diversified, closed-end management investment companies registered under the 1940 Act and organized as Maryland corporations on June 11, 1993 and April 24, 1998, respectively. High Yield Fund commenced operations on December 7, 1993 and Plus Fund commenced operations on June 26, 1998. Both Funds' shares are traded on the NYSE.

         The operations of each Fund are governed by its Articles of Incorporation, Bylaws and Maryland law. The overall direction and supervision of each Fund is the responsibility of its Board, which has the primary duty of ensuring that each Fund adheres to its general investment policies and programs and that the Fund is properly administered.

INVESTMENT OBJECTIVES

         The investment objectives of High Yield Fund and Plus Fund are substantially similar. High Yield Fund's investment objective is high current income. The primary investment objective of Plus Fund is high income. Its secondary objective is capital appreciation. Both Funds seek to achieve their objective of high income by investing primarily in a diversified portfolio of lower-rated, income-producing debt and related equity securities. Plus Fund seeks to achieve its secondary objective of capital appreciation by investing in debt or equity securities that Mitchell Hutchins expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, or as a result of declines in long-term interest rates.

INVESTMENT POLICIES

         The primary differences in the investment policies of High Yield Fund and Plus Fund are Plus Fund's use of leverage and its greater flexibility in choosing the credit quality of its portfolio securities. Please see "Comparison of Principal Risk Factors--Primary Differences in Investment Risks of the Funds" for a comparison of the credit quality of the securities in which the Funds may invest.

         High Yield Fund may invest up to 35% of its net assets in securities of foreign issuers, including foreign issuers in emerging market countries, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in foreign currencies. Plus Fund may invest up to 35% of its total assets in securities of foreign issuers, including foreign issuers in emerging market countries, but may not invest more than 15% of its total assets in securities denominated in currencies other than the U.S. dollar. Each Fund may engage in hedging strategies, such as options, futures and forward currency contracts, to attempt to reduce the overall risk of its investment portfolio, enhance income, realize gains or manage its foreign currency exposure. Each Fund may also use interest rate swap transactions to attempt to reduce the overall risk of its investment portfolio.

         In selecting investments for both Funds, Mitchell Hutchins relies on the expertise of the Fund's portfolio manager, as well as his team of analysts. The investment process incorporates three key steps: industry selection, company selection and security selection. Industry selection consists of an analysis of economic factors, industry dynamics and yield spreads to determine which sectors of the market are the most attractive for investment. Company selection combines Mitchell Hutchins' proprietary financial forecasting model with fundamental credit analysis to determine which companies are the most attractive investment candidates. Mitchell Hutchins also consults third party research and conducts company visits as part of this selection process. A security selection process is done to determine the appropriate type of security (such as lower-rated bonds, common stock, etc.). Final security selection depends on relative values based on a company's anticipated cash flow, interest and asset coverage, leverage and earnings prospects. Mitchell Hutchins' portfolio management team also uses a disciplined sell strategy under which a security will be sold when the income or total return potential declines relative to its risk level, or when the security becomes overvalued when compared to its industry.

INVESTMENT LIMITATIONS

         High Yield Fund generally may not purchase securities on margin. Plus Fund is not restricted in its ability to purchase securities on margin, but in practice it does not do so to any material extent.

         High Yield Fund may not engage in short sales of securities or maintain a short position, except for short sales "against the box" and short positions in connection with its use of derivative instruments. Plus Fund is not limited in its ability to maintain short positions. However, neither Fund currently engages in short sales.

LEVERAGE


         Plus Fund borrows money for investment purposes. Such borrowings constitute leverage, a speculative technique. The Fund is authorized to utilize leverage in an amount up to 33 1/3 of its total assets (including the amount obtained through leverage), but its current operating policy which may change at any time, is to maintain borrowings in an amount equal to approximately 26-31% of total assets. Plus Fund has obtained a secured line of credit under which it can borrow $200,000,000 for investment purposes. (See "Comparison of Principal Risk Factors - Primary Differences in Investment Risks of the Funds.") As of January 31, 2000, Plus Fund had $167 million in outstanding borrowings under that line of credit, representing about 31% of its total assets.


         Plus Fund and can also engage in leverage through other bank borrowings or other transactions involving indebtedness, through the issuance of preferred stock, through reverse repurchase transactions or through dollar rolls. However, the Fund's ability to use such other leverage is limited by the terms of its existing line of credit. Plus Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to stockholders than the Fund could obtain over time without leverage.

         Plus Fund can borrow additional money for temporary or emergency purposes in an amount not to exceed 5% of its total assets (not including the amount so borrowed). By contrast, High Yield Fund can borrow money but only for temporary or emergency purposes and only in an amount not exceeding 10% of its total assets (not including the amount so borrowed).

PORTFOLIO COMPATIBILITY

         The current portfolio of High Yield Fund, consisting primarily of debt securities of issuers located in the United States, is substantially compatible with Plus Fund's portfolio. It is anticipated that none of High Yield Fund's holdings would need to be sold to accommodate the Reorganization.

FEES AND EXPENSES

         The following table describes the fees and expenses that you may pay if you buy and hold shares of High Yield Fund and Plus Fund. The PRO FORMA information reflects the anticipated effects of the Reorganization. The information set forth below is based on the Funds' fees and expenses for the 12 months ended January 31, 2000.

                                                                                               PLUS FUND
STOCKHOLDER TRANSACTION EXPENSES                          HIGH YIELD                           PRO FORMA
                                                             FUND             PLUS FUND         COMBINED
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (load) Imposed on
Purchases......................................               None(1)           None(1)             None(1)
Dividend Reinvestment Plan Fees ...............               None              None                None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------------
Investment Advisory and Administration Fees..                0.90%             0.96%               0.96%
Interest Payments on Borrowed Funds..........                N.A.              2.24%               2.24%
Other Expenses(2)............................                0.33%             0.25%               0.24%
                                                             -----             -----               -----
Total Annual Fund Operating Expenses(2)......                1.23%             3.45%               3.44%


(1) Purchases and sales of Fund shares on the NYSE are likely to be subject to brokerage fees and related expenses.

(2) Note: These figures do not include non-recurring organizational expenses of $45,053 during Plus Fund's initial fiscal period June 26, 1998 through May 31, 1999. Had such expenses been included, Plus Fund would have incurred 0.26% and 3.46% for Other Expenses and Total Annual Fund Operating Expenses, respectively, and the Plus Fund PRO FORMA Combined figures would have reflected 0.24% and 3.45% for Other Expenses and Total Annual Fund Operating Expenses, respectively.

EXPENSE EXAMPLE

         The following example is intended to help you compare the costs of investing in Plus Fund, both before and after the Reorganization, with the costs of investing in High Yield Fund.

         The example assumes that you invest $10,000 at net asset value in each Fund for the time periods indicated. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                    1 YEAR         3 YEARS         5 YEARS         10 YEARS
=============================================================================================================

PLUS FUND..................................           $349          $1,060          $1,794           $3,731

HIGH YIELD FUND............................            125             390             676            1,489

PLUS FUND PRO FORMA COMBINED...............            348           1,057           1,789            3,721



SALES CHARGES

         Plus Fund Shares received in connection with the reorganization will not be subject to any sales charge.

TRADING HISTORY- SHARE PRICE DATA

         Plus Fund Shres are traded on the NYSE under the symbol "HYF." High Yield Fund Shares are traded on the NYSE under the symbol "PHT." Shares of closed-end management investment companies frequently trade at discounts from their NAVs, and the Funds' shares have also traded at a discount. The following tables set forth, in the case of Plus Fund, for each fiscal quarter since inception and, in the case of High Yield Fund, for each fiscal quarter within the two most recent fiscal years and each fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the NYSE; (b) the NAV per share, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low prices were recorded; and (c) the discount or premium to NAV represented by the high and low sales prices shown. The range of NAVs and of premiums and discounts for the shares during the periods shown may be broader than is shown in this table. On March 17, 2000, the closing price per share was $9.25 and $10.25, the NAV per share was $10.80 and $11.47 and the discount to NAV was (14.35)% and (10.64)%, for High Yield Fund and Plus Fund, respectively.



                                                                                                   (DISCOUNT) OR
                                                                      CORRESPONDING               PREMIUM TO NET
              PLUS FUND                       SALES PRICE            NET ASSET VALUES               ASSET VALUE
-----------------------------------------------------------------------------------------------------------------------
Quarter Ended                                 High         Low           High         Low       High          Low
-------------                                 ----         ---           ----         ---       ----          ---
2/29/00                                      $11.63       $10.38        $11.86       $11.99    (1.94)%       (13.43)%
11/30/99                                      11.75        11.38         11.82        11.65    (0.59)         (2.32)
8/31/99                                       12.63        11.38         12.34        11.97     2.35          (4.93)
5/31/99                                       12.94        12.13         12.71        12.45     1.81          (2.57)
2/28/99                                       13.06        12.00         13.01        12.75     0.38          (5.88)
11/30/98                                      13.63        11.44         12.33        11.92    10.54          (4.03)
8/31/98                                       15.06        11.75         15.00        13.08     0.40         (10.17)


                                                                                                   (DISCOUNT) OR
                                                                   CORRESPONDING NET              PREMIUM TO NET
           HIGH YIELD FUND                    SALES PRICE            ASSET VALUES                   ASSET VALUE
-----------------------------------------------------------------------------------------------------------------------
Quarter Ended                                 High         Low           High         Low       High          Low
-------------                                 ----         ---           ----         ---       ----          ---
1/31/00                                      $10.56       $ 9.06        $11.31       $11.47    (6.63)%       (21.01)%
10/31/99                                      11.38         9.75         11.76        11.15    (3.23)        (12.56)
7/31/99                                       11.50        11.00         12.18        11.82    (5.58)         (6.94)
4/30/99                                       12.13        11.13         12.05        12.12     0.66          (8.17)
1/31/99                                       12.75        11.63         12.10        12.13     5.37          (4.12)
10/31/98                                      13.50        11.31         14.19        12.72    (4.86)        (11.08)
7/31/98                                       14.22        13.38         14.51        14.16    (2.00)         (5.51)
4/30/98                                       14.81        13.69         14.55        14.57     1.79          (6.04)
1/31/98                                       14.44        13.88         14.36        14.22     0.56          (2.39)
10/31/97                                      14.38        13.56         14.63        14.27    (1.74)         (4.95)


DIVIDENDS AND OTHER DISTRIBUTIONS

         High Yield Fund distributes all, and Plus Fund distributes substantially all, of its net investment income as monthly dividends. The Funds also annually distribute substantially all realized net capital gain (the excess of net long-term capital gain over net short-term capital loss), realized net short-term capital gain and realized net gains from foreign currency transactions, if any. Each Fund may make additional distributions, if necessary, to avoid a 4% federal excise tax on certain undistributed ordinary income and capital gains.

         The Funds' monthly dividends may, from time to time, represent more or less than the amount of net investment income earned by the Funds in the period to which the dividend relates. Undistributed net investment income will be available to supplement future dividends, which might otherwise have been reduced by reason of a decrease in the Funds' monthly net income due to fluctuations or expenses. Undistributed net investment income is reflected in the Funds' NAV and, accordingly, a Fund's NAV is reduced when dividends are paid. The dividend rate on each Fund's shares is adjusted from time to time by that Fund's Board of Directors and varies as a result of the Fund's performance.

DIVIDEND REINVESTMENT PLANS

         High Yield Fund and Plus Fund have established Dividend Reinvestment Plans ("Reinvestment Plans") under which all stockholders whose Fund shares are registered in their own names, or in the name of PaineWebber Incorporated ("PaineWebber") or its nominee, have all dividends and other distributions on their shares automatically reinvested in additional shares of the relevant Fund, unless such stockholders elect to receive cash. Stockholders in each Fund may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to them by that Fund's Transfer Agent (which in each case is PNC Bank, National Association, acting through PFPC Inc.) as dividend disbursing agent. Stockholders who hold their shares in the name of a broker or nominee other than PaineWebber (or its nominee) should contact such broker or other nominee to determine whether, or how, they may participate in the Reinvestment Plans. The ability of such stockholders to participate in the Reinvestment Plans may change if their shares of the respective Fund are transferred into the name of another broker or nominee.

         The Transfer Agent for each Fund serves as agent for that Fund's stockholders in administering the Reinvestment Plans. After a Fund declares a dividend or determines to make another distribution, the Transfer Agent receives the cash payment as agent for the participants. However, the basis on which each Fund's Transfer Agent acquires Fund shares under the Reinvestment Plan differs.

         High Yield Fund's Transfer Agent uses the cash that it receives from dividends paid by the Fund to buy Fund shares in the open market, on the NYSE or otherwise, for the participants' accounts. Such shares may be purchased at prices that may be higher or lower than the NAV per share of the Fund at the time of purchase. The number of shares purchased with each distribution for a particular stockholder equals the result obtained by dividing the amount of the distribution payable to that stockholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market. High Yield Fund does not issue any new shares in connection with its Reinvestment Plan.

         Plus Fund's Transfer Agent uses the cash that it receives from dividends paid by the Fund to acquire shares for the participants' accounts differently, depending upon the circumstances described below. It acquires shares either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the NAV per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to as "market premium"), the Transfer Agent invests the dividend amount on behalf of the participants in newly issued shares. The number of newly issued shares to be credited to each participant's account is determined by dividing the dollar amount of the dividend by the NAV per share (but in no event less than 95% of the then-current market price per share) on the date the shares are issued. If, on the dividend payment date, the NAV per share is greater than the market value per share (such condition being referred to as "market discount"), the Transfer Agent invests the dividend amount on behalf of the participants in shares acquired in open-market purchases. The number of outstanding shares purchased with each purchased with each distribution for a particular stockholder equals the result obtained by dividing the amount of the distribution payable to that stockholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent is able to obtain in the open market.

         For Plus Fund, if there is a market discount on the dividend payment date, the Transfer Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date ("last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. Since Plus Fund pays monthly income dividends, the period during which open-market purchases can be made exists only from the payment date of the dividend through the date before the next "ex-dividend" date. Typically, this is approximately ten days. If, before the Transfer Agent has completed its open-market purchases, the market price of a share exceeds the NAV per share, the average per share purchase price paid by the Transfer Agent (were it to continue making open-market purchases) might exceed the Fund's NAV per share. This would result in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Accordingly, Plus Fund's Reinvestment Plan provides that, if the Transfer Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Transfer Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the earlier of the close of business on the last purchase date or the first day during the purchase period on which the NAV per share equals or is less than the market price per share.

         Stockholders who participate in Plus Fund's Reinvestment Plan may receive benefits not available to stockholders who do not participate in the Reinvestment Plan. If the market price (plus commissions) of Plus Fund Shares is above their NAV, participants in the Reinvestment Plan receive shares at less than they could otherwise purchase them and have shares with a cash value greater than the value of any cash dividends they would have received on their Plus Fund Shares. If the market price plus commissions is below the NAV, participants receive dividends in Plus Fund Shares with a NAV greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient Plus Fund Shares available in the market to distribute dividends in shares at prices below the NAV. Also, since Plus Fund does not redeem its shares, the price on resale may be more or less than the NAV.

         Each Fund's Transfer Agent maintains all stockholder accounts in its Reinvestment Plans and furnishes written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records. Shares in the account of each Reinvestment Plan participant are maintained by the Transfer Agent in uncertificated form in the name of the participant. Each High Yield Fund stockholder's proxy will reflect those shares of stock purchased pursuant to its Reinvestment Plan.

         There is no charge to participants for reinvesting dividends or other distributions. The Transfer Agents' fees for the handling of reinvestment of distributions are paid by the respective Funds. However, each participant pays a PRO RATA share of brokerage commissions incurred with respect to the Transfer Agents' open market purchases of Fund shares in connection with the reinvestment of distributions.

         The automatic reinvestment of dividends and other distributions in Fund shares does not relieve participants of any income tax that may be payable on such distributions.

         A stockholder who has elected to participate in a Reinvestment Plan may terminate participation in the Reinvestment Plan at any time without penalty, and stockholders who have previously terminated participation in a Reinvestment Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the stockholder's name and address as they appear on the share certificate or in the Transfer Agent's records. An election to terminate participation in a Reinvestment Plan is deemed to be an election by a stockholder to take all subsequent distributions in cash until such election is changed. An election will be effective only for dividends declared and having a record date at least ten days after the date on which the election is received.

         Each Fund has reserved the right to amend or terminate its Reinvestment Plan with respect to any dividend if notice of the change is sent to participants at least 30 days before the record date for such dividend. The Reinvestment Plans also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all participants. All correspondence concerning the Reinvestment Plans should be directed to the appropriate Fund's Transfer Agent at PNC Bank, National Association, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

MANAGEMENT OF THE FUNDS

         The overall management of the business and affairs of each Fund is vested with its Board of Directors. Each Board approves all significant agreements between the relevant Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment adviser and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of each Fund are delegated to its officers and to Mitchell Hutchins, subject to such Fund's investment objective and policies and to general supervision by its Board of Directors.

         Subject to the supervision of each Fund's Board, Mitchell Hutchins provides investment advisory and administration services to each Fund pursuant to separate Investment Advisory and Administration Contracts dated November 23, 1993 for High Yield Fund and June 22, 1998 for Plus Fund ("Advisory Contracts"). Pursuant to each Advisory Contract, Mitchell Hutchins provides a continuous investment program for the relevant Fund, makes investment decisions and places orders to buy, sell or hold particular securities. Mitchell Hutchins also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services.

         The portfolio manager responsible for the day-to-day management of both Funds is James F. Keegan, a senior vice president of Mitchell Hutchins. Mr. Keegan has been employed by Mitchell Hutchins since March 1996 and has been the Funds' portfolio manager since February 2000. Prior to March 1996, he was director of fixed income strategy and research of Merrion Group, L.P. Other members of the Mitchell Hutchins High Income Group provide input on market outlook, interest rate forecasts, and other considerations pertaining to high yield, high risk income securities.

         High   Yield   Fund  and  Plus  Fund  pay   investment   advisory   and
administrative fees at different rates, and they calculate their fees in different ways. High Yield Fund pays Mitchell Hutchins investment advisory and administration fees, computed weekly and paid monthly, of 0.90% of its average weekly net assets. Plus Fund pays Mitchell Hutchins fees, computed weekly and paid monthly, of 0.70% of its Managed Assets. Because the fees are calculated as a percentage of Managed Assets, and given the level of Plus Fund's current borrowings and its expectation to maintain borrowings in an amount equal to approximately 26-31% of its total assets, it is likely that Plus Fund's effective investment advisory and administration fee rate will continue to exceed 0.90% of its net assets.

         Each Fund also incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of Board and stockholder meetings, fees and expenses relating to registration of each Fund's shares, taxes and governmental fees, fees and expenses of the Directors, costs of obtaining insurance, expenses of printing and distributing stockholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, High Yield Fund's total expenses, stated as a percentage of average net assets, were 1.19%, 1.15% and 1.34%, respectively. For the fiscal period June 26, 1998 through May 31, 1999, Plus Fund's total expenses, stated as a percentage of average net assets, were 3.02%. This figure includes 1.87% related to interest expense representing the cost of Plus Fund's leverage.

         In accordance with procedures adopted by each Fund's Board, brokerage transactions for each Fund may be conducted through PaineWebber or its affiliates, and each Fund pays fees to PaineWebber for its services as lending agent in such Fund's portfolio securities lending program.

         The Funds have the same Directors and officers. Upon completion of the Reorganization, the Directors and officers of Plus Fund will continue as the Directors and officers for the combined Fund. Please see Appendix B for the names, ages and principal occupations of the current directors and officers of both Funds.

OTHER SERVICE PROVIDERS

         State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of both Funds' assets. State Street Bank and Trust Company employs foreign sub-custodians, approved by each Fund's Board of Directors, in accordance with applicable requirements under the 1940 Act, to provide custody of each Fund's foreign assets. PNC Bank, National Association, acting through PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Fund's transfer and dividend disbursing agent and registrar. The Funds also have the same independent auditor, Ernst & Young LLP, which is located at 787 Seventh Avenue, New York, New York 10019. Upon completion of the Reorganization, these entities will continue to provide services to the combined Fund.


CALCULATION OF NET ASSET VALUE

         The net asset value of High Yield Fund's shares is determined weekly as of the close of regular trading on the NYSE on the last day of the week on which the NYSE is open for trading. The net asset value of Plus Fund's shares is determined as of the close of regular trading on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open for trading. The net asset value of both Funds' shares also is determined monthly at the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. Each Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet receivd and earned discount) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

                              FINANCIAL HIGHLIGHTS

         The following financial highlights tables are intended to help you understand the financial performance of High Yield Fund and Plus Fund. Certain information reflects financial results for a single share of each Fund.

         In each table, "total investment return" represents the rate that an investor would have earned on the investments in High Yield Fund Shares and Plus Fund Shares, respectively (assuming reinvestment of all dividends and distributions).

         The information has been audited (except as noted) by Ernst & Young LLP, the Funds' independent auditors, whose reports, along with the Funds' financial statements, are included in the Funds' Annual Reports to Stockholders. The Annual Reports may be obtained without charge by calling 1-800-852-4750 and are incorporated by reference herein.

HIGH YIELD FUND FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:


                                             For the Six
                                             Months ended
                                           January 31, 2000                            For the Years Ended July 31,

                                             (unaudited)                1999            1998       1997       1996        1995
                                        -----------------------         ------------------------------------------------------
Net asset value, beginning of period..         $11.76                 $14.18          $14.30     $13.25      $13.44     $13.76
                                               -------                -------         -------    -------     -------    ------
Net investment income.................           0.61                   1.27            1.25       1.29       1.29        1.40

Net realized and unrealized gains
(losses) on investments ..............          (0.43)                 (2.43)          (0.11)     1.02       (0.16)      (0.34)
                                                ------                 ------          ------     -----      ------      ------
Net increase (decrease) from
investment operations.................           0.18                  (1.16)          1.14       2.31        1.13       1.06
                                                ------                 ------          -----      -----       -----      ----
Dividends from net investment income..
                                                (0.63)                 (1.26)          (1.26)     (1.26)     (1.32)      (1.38)
                                                ------                 ------          ------     ------     ------      ------
Net asset value, end of period........         $11.31                 $11.76          $14.18     $14.30      $13.25     $13.44
                                               =======                =======         =======    =======     =======    ======
Market value, end of period...........         $10.56                 $11.31          $13.44     $13.94      $12.50     $12.38
                                                ======                =======         =======    =======     =======    ======
Total investment return (1):                   (0.73)%                (6.35)%          5.45%      22.59%     12.16%      11.87%
                                               ========               =======          =====      ======     ======      ======
Ratios/Supplemental Data:

     Net assets, end of period (000's)         $68,227                $70,905         $85,525    $86,232     $79,904    $81,081

     Expenses to average net assets...          1.29%*                 1.19%           1.15%      1.34%       1.25%      1.21%

     Net investment income to average
     net assets.......................         10.58%*                 10.34%          8.71%      9.39%       9.87%      10.68%

     Portfolio turnover rate..........           21%                    102%            156%       122%       135%        103%


(1) Total investment return is calculated assuming a purchase of capital stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend
     Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized.

*     Annualized

PLUS FUND FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                            For the Eight      For the Period
                                            Months ended         June 26, 1998+
                                          January 31, 2000          through
                                             (unaudited)          May 31, 1999
                                        --------------------   -----------------
Net asset value, beginning of period..         $12.31                 $15.00
                                               ------                 ------
Net investment income.................          1.00                   1.42

Net realized and unrealized loss
from investment transactions..........         (0.46)                 (2.83)
                                               ------                 ------
Net increase (decrease) from
investment operations.................          0.54                  (1.41)
                                                ----                  ------
Dividends from net investment income..         (1.00)                 (1.24)
                                               ------                 ------
Net asset value, end of period........         $11.85                 $12.35
                                               ======                 ======
Market value, end of period...........         $11.50                 $12.31
                                               ======                 ======
Total investment return (1):                    3.12%                (9.37)%
                                               ======                =======
Ratios/Supplemental Data:

     Net assets, end of period (000's)        $377,506               $388,929

     Expenses to average net assets**.         3.58%*                 3.02%*

     Net investment income to average
     net assets.......................        12.59%*                11.82%*

     Portfolio turnover rate..........           33%                   52%

     Asset Coverage++.................         $3,261                 $3,682

--------------------------

+   Commencement of operations

++  Per $1,000 of bank loans outstanding

*   Annualized

** This ratio includes 2.39% and 1.87 % related to interest expense for the eight months ending January 31, 2000 and for the period June 26, 1998 through May 31, 1999, respectively, which represents the cost of leverage to the Fund.

(1) Total investment return is calculated assuming a purchase of capital stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend
    Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized.

                 ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

         The Plan contemplates (a) Plus Fund's acquiring on the Closing Date all the assets of High Yield Fund in exchange solely for Plus Fund Shares (and cash in lieu of certain fractional Plus Fund Shares) and Plus Fund's assumption of all High Yield Fund's liabilities and (b) the distribution of those shares and cash to High Yield Fund stockholders. High Yield Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, "Assets"). Plus Fund will assume from High Yield Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time and whether or not referred to in the Plan (collectively, the "Liabilities"); provided, however, that High Yield Fund will use its best efforts to discharge all of its known Liabilities prior to the Effective Time. Plus Fund will deliver its shares (and cash in lieu of certain fractional Plus Fund Shares) to High Yield Fund, which then will distribute to High Yield Fund stockholders.

         The value of the Assets, the amount of the Liabilities and the NAV of a Plus Fund Share will be determined by Mitchell Hutchins as of the close of regular trading on the NYSE on the Closing Date. Portfolio securities normally will be valued based on market values obtained from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security will be valued at a fair value determined by or under the direction of the Funds' Boards. The amortized cost method generally will be used to value bonds that will mature in 60 days or less.

         On, or as soon as practicable after, the Closing Date, High Yield Fund will distribute to its stockholders of record as of the Effective Time the Plus Fund Shares and cash it receives so that each High Yield Fund stockholder will receive full Plus Fund Shares and cash or a fractional share, as appropriate, equal in aggregate NAV to the aggregate NAV of the stockholder's High Yield Fund shares. That distribution will be accomplished by opening accounts on the books of Plus Fund in the names of High Yield Fund's stockholders and crediting those accounts with full Plus Fund Shares and cash or a fractional Plus Fund Share, as appropriate, to which each stockholder is entitled.

         Immediately after the Reorganization, each former stockholder of High Yield Fund will own full Plus Fund Shares and cash or a fractional Plus Fund Share, as appropriate, equal in aggregate NAV to the aggregate NAV of that stockholder's High Yield Fund Shares immediately prior to the Reorganization.
The NAV per share of Plus Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any stockholder ownership interest.

DESCRIPTION OF SECURITIES TO BE ISSUED

         Pursuant to its Articles of Incorporation and Bylaws, Plus Fund may issue up to 200,000,000 shares of capital stock, $0.001 par value, having an aggregate par value of $200,000.

         Each share of Plus Fund represents an equal proportionate interest with other shares in that Fund. Each share has equal voting privileges, except as noted in Plus Fund's SAI, and each share is equally entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as declared by the Board. Plus Fund Shares entitle their holders to one vote per full share and fractional votes for fractional shares held. Plus Fund Shares are fully paid and non-assessable when issued.

DIVIDENDS AND OTHER DISTRIBUTIONS

         On or before the Closing Date, High Yield Fund will declare and pay as a distribution substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions to maintain its tax treatment as a RIC.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on High Yield Fund stockholders' interests.

SURRENDER AND EXCHANGE OF HIGH YIELD FUND STOCK CERTIFICATES

         After the Effective Time, each holder of an outstanding certificate(s) formerly representing High Yield Fund Shares will be entitled to receive, upon surrender of his or her certificate(s), a certificate representing the number of Plus Fund Shares distributable with respect to the holder's High Yield Fund Shares. PLEASE DO NOT SEND IN ANY SHARE CERTIFICATES AT THIS TIME. Promptly after the Effective Time, the Transfer Agent will mail to each holder of certificate(s) formerly representing High Yield Fund Shares, instructions and a letter of transmittal for use in surrendering those certificate(s) for a certificate representing Plus Fund Shares.

         From and after the Effective Time, certificates formerly representing High Yield Fund Shares will be deemed for all purposes to evidence ownership of the number of full Plus Fund Shares and either fractional Plus Fund Shares or rights to cash in lieu thereof, as applicable, distributable with respect thereto in the Reorganization, provided that until a holder of such certificate surrenders it, no dividends payable to the holders of record of Plus Fund Shares as of any date subsequent to the Effective Time shall be paid to that holder. Any such dividends will be paid to that holder, without interest, when that holder surrenders those High Yield Fund Share certificate(s) for exchange.

         From and after the Effective Time, there will be no transfers on the stock transfer books of High Yield Fund. If, after the Effective Time, certificates representing High Yield Fund Shares are presented to Plus Fund, they will be canceled and exchanged for certificates representing Plus Fund Shares.

ACCOUNTING TREATMENT

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Plus Fund of the Assets transferred to it by High Yield Fund will be the same as High Yield Fund's book cost basis of the Assets.

FEDERAL INCOME TAX CONSIDERATIONS

         Each Fund will receive an opinion from Kirkpatrick & Lockhart LLP, its counsel, substantially to the following effect:

         (1) Plus Fund's acquisition of the Assets in exchange solely for full and fractional Plus Fund Shares (plus cash in lieu of certain fractional Plus Fund Shares) and Plus Fund's assumption of the Liabilities, followed by High Yield Fund's distribution of those full Plus Fund Shares PRO RATA to all its stockholders, those fractional Plus Fund Shares PRO RATA to its stockholders that participate in the Dividend Reinvestment Plan, and that cash PRO RATA to its other stockholders, constructively in exchange for their High Yield Fund Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) High Yield Fund will recognize no gain or loss on its transfer of the Assets to Plus Fund in exchange solely for Plus Fund Shares and cash in lieu of certain fractional Plus Fund Shares and Plus Fund's assumption of the Liabilities or on the subsequent distribution of those shares and cash to High Yield Fund's stockholders in constructive exchange for their High Yield Fund Shares;

         (3) Plus Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Plus Fund Shares (plus cash in lieu of certain fractional Plus Fund Shares) and its assumption of the Liabilities;

         (4) Plus Fund's basis for the Assets will be the same as High Yield Fund's basis therefor immediately before the Reorganization, and Plus Fund's holding period for the Assets will include High Yield Fund's holding period therefor;

         (5) A High Yield Fund stockholder will recognize no gain or loss on the constructive exchange of all the stockholder's High Yield Fund Shares solely for Plus Fund Shares, and cash in lieu of a fractional Plus Fund Share, where appropriate, pursuant to the Reorganization, except with respect to that cash; and

         (6) A High Yield Fund stockholder's aggregate basis for the Plus Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its High Yield Fund Shares to be constructively surrendered in exchange for those Plus Fund Shares, decreased by any cash received, and increased by any gain recognized, on the exchange. Its holding period for those Plus Fund Shares will include its holding period for those High Yield Fund Shares, provided the stockholder held them as capital assets on the Closing Date.

         The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any High Yield Fund stockholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Utilization   by   Plus   Fund   after   the   Reorganization   of  any
pre-Reorganization capital losses realized by High Yield Fund could be subject to limitation in future years under the Code.

         Stockholders of High Yield Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those stockholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

                                 CAPITALIZATION

         The following table shows the capitalization of High Yield Fund and Plus Fund as of January 31, 2000, and on a PRO FORMA combined basis as of January 31, 2000, giving effect to the Reorganization:

                                                                  PLUS FUND
                              HIGH YIELD FUND     PLUS FUND   PRO FORMA COMBINED
                              ---------------     ---------   ------------------

Net Assets                      $68,227,135      $377,505,553     $445,732,688

Shares Outstanding               6,031,667        31,858,628       37,616,198

Net Asset Value Per Share         $11.31            $11.85           $11.85


                             ----------------------


                                  LEGAL MATTERS

         Certain legal matters concerning each Fund and its participation in the Reorganization, the issuance of Plus Fund Shares in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to each Fund.


                     INFORMATION FILED WITH THE SEC AND NYSE

         This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which High Yield Fund and Plus Fund have filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 and the 1940 Act. The SEC file number for High Yield Fund is 811-7804/33-69260. The SEC file number for Plus Fund is 811-08765/333-5107.

         High Yield Fund and Plus Fund are each subject to the informational requirements of the 1940 Act and the Securities Exchange Act and, in accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by High Yield Fund and Plus Fund (including the Registration Statement of Plus Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, NY 10048 and 500 West Madison Street, 14th floor, Chicago, IL 60661. Copies of such material may also be obtained from the Public Reference Room of the SEC, Office of Consumer Affairs and Information Services at 450 Fifth Street, N.W., Washington, DC 20549 at the prescribed rates. The SEC maintains an Internet web site at http://www.sec.gov that contains information regarding Plus Fund, High Yield Fund, and other registrants that file electronically with the SEC.

         High Yield Fund and Plus Fund are listed and publicly traded on the NYSE. Reports, proxy statements and other information concerning both Funds may be inspected at the offices of NYSE at 11 Wall Street, New York, New York 10005.

         If the Reorganization is approved, High Yield Fund will delist from NYSE and deregister as an investment company under the 1940 Act by filing an application on Form N-8F with the SEC upon consummation of the Reorganization. High Yield Fund will also terminate its existence as a Maryland corporation.



        INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER AND ADMINISTRATOR

         Mitchell Hutchins serves as investment adviser and administrator to both High Yield Fund and Plus Fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. As of February 29, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 76 separate portfolios and aggregate assets of approximately $54.4 billion, including High
Yield Fund and Plus Fund, and encompassing a broad range of investment objectives.

         Mitchell   Hutchins  is  an  indirect   wholly  owned   subsidiary   of
PaineWebber, which in turn is an indirect wholly owned subsidiary of Paine Webber Group Inc., a publicly owned financial services holding company.

                                     EXPERTS

         The audited financial statements of High Yield Fund and Plus Fund included in High Yield Fund's Annual Report to Stockholders for the fiscal year ended July 31, 1999, and in Plus Fund's Annual Report to Stockholders for the fiscal year ended May 31, 1999, respectively, have each been audited by Ernst & Young LLP, independent auditors, whose reports thereon are included in the Funds' respective Annual Reports to Stockholders. These financial statements have been incorporated herein by reference in reliance upon Ernst & Young LLP's reports given on its authority as an expert in auditing and accounting.

                              STOCKHOLDER PROPOSALS

         High Yield Fund will continue to hold annual meetings only if the Reorganization is not approved. If the Reorganization is approved, High Yield Fund will be liquidated. Any stockholder who wishes to submit proposals to be considered at the next annual stockholders' meeting (if held) must submit such proposals to the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, stockholder proposals must be received by the Fund no later than June 1, 2000 and must satisfy other requirements of the federal securities laws.

         Plus Fund will continue to hold annual meetings whether or not the Reorganization is approved. Any stockholder who wishes to submit proposals to be considered at the next annual stockholders' meeting must submit such proposals to the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, stockholder proposals must be received by the Fund no later than March 30, 2000 and must satisfy other requirements of the federal securities laws.

                     ADDITIONAL INFORMATION ABOUT BOTH FUNDS

PORTFOLIO SECURITIES

         The following summarizes some of the characteristics of securities in which the Funds may invest. See the SAI for more information.

         DEBT OBLIGATIONS; LOWER-RATED SECURITIES. The lower-rated securities in which the Funds may invest are debt obligations, including bonds, debentures, notes, corporate loans and similar instruments and securities, and are generally unsecured. Mortgage and asset-backed securities are types of debt obligations, and income-producing, non-convertible preferred stocks may be treated as debt obligations for the Funds' investment purposes. Debt obligations are used by private and public issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Debt obligations are subject to varying degrees of risk of loss, and the prices (I.E., market values) of debt obligations fluctuate to varying degrees in response to changes in market interest rates.

         Investments in lower-rated securities (junk bonds) are subject to a greater price volatility and a greater risk of loss than higher-rated investments and are considered by Rating Agencies to be predominantly speculative, with limited protection of interest and principal payments. The lower-rated securities in which the Funds may invest include securities that are in default or that face the risk of default with respect to payments of principal or interest. Lower-rated securities generally offer a higher current yield than that available from higher-rated issues. However, lower-rated securities are subject to higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to negative publicity or investor perceptions. During periods of economic downturn, issuers of lower-rated income securities, especially highly leveraged issuers, may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and they may be unable to repay debt at maturity by refinancing. The risk of loss due to payment defaults by these issuers is significantly greater because lower-rated securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         In order for a Fund to enforce its rights in the event of a default on lower-rated securities, the Fund may be required to take possession of and manage collateral securing the issuer's obligations. This may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Funds may also be limited in their ability to enforce their rights and may incur greater costs in enforcing their rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds may be required to participate in a restructuring of the obligation.

         The Funds are also subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by securities of bankrupt issuers will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving these securities or a payment of some amount in satisfaction of the obligation). If the Funds participate in negotiations of any exchange offer or plan of reorganization with respect to the issuer of these securities, the Funds may be restricted from disposing of the securities that they hold until the exchange offer or reorganization of the bankrupt issuer is completed. In addition, even if an exchange offer is made or plan of reorganization is adopted for these bankrupt issuers, securities or other assets received by the Funds as a part of an exchange offer or plan of reorganization may have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities that the Funds receive upon completion of an exchange offer or plan of reorganization may be restricted as to resale.

         Some or all of the securities in which the Funds may invest may, when purchased, be illiquid or may subsequently become illiquid. In many cases, lower-rated income securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under the securities laws. It may be more difficult to determine the fair value of such securities for purposes of computing a Fund's NAV. Like higher-rated income securities, lower-rated income securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower-rated income securities market, and that market may be less liquid than the market for higher-rated income securities, even under normal economic conditions. As a result, during periods of high demand in the lower-rated securities market, it may be difficult to acquire lower-rated securities that are appropriate for investment by the Funds. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower-rated securities market and may cause the prices that the Funds receive for its lower-rated income securities to be reduced. In addition, the Funds may experience difficulty in liquidating a portion of their portfolios when necessary to meet the Funds' liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Funds' portfolio instruments than in the case of instruments trading in a more liquid market.

         CORPORATE LOANS. The Funds may invest in loans extended to corporate borrowers by commercial banks and other financial institutions ("Corporate Loans"). As in the case of other lower-rated securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities, but they may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between Corporate Loans and other lower-rated securities. Corporate Loan obligations are frequently secured by collateral pledged by the borrower, and investors in Corporate Loans frequently benefit from debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give
Corporate Loan investors preferential treatment (at least with respect to the collateral) over other creditors of the borrower in the event of its insolvency. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full or that the holders of such Corporate Loans will not experience delays in receiving payment. Corporate Loans generally bear interest at variable rates that are set at a specified "spread" above a base lending rate, such as the prime rate of a U.S. bank, which may fluctuate on a day-to-day basis, or above an established index, such as the London Interbank Offered Rate ("LIBOR"), which is adjusted at set intervals (typically 30 days, but generally not more than one year). Consequently, the value of Corporate Loans held by the Funds may be expected to fluctuate less in response to changes in market interest rates than would fixed-rate securities. However, the secondary market for Corporate Loans is not as well developed as the secondary market for other lower-rated securities, and reliable valuation information about Corporate Loans may be harder to obtain. Therefore, a Fund may have difficulty liquidating and valuing the Corporate Loans that it holds.

         Generally, Corporate Loans are originated through a lending syndicate in which a bank acts as an administrative agent on behalf of the other lenders to negotiate the loan terms and assumes certain loan servicing responsibilities. The Funds' investments in Corporate Loans normally are through assignments of or participations in all or a portion of another lender's interest in a Corporate Loan. Participations typically result in the Funds having a contractual relationship only with the lender, not with the borrower. In a participation, the Funds are entitled to receive agreed-upon portions of payments of principal, interest and any loan fees by the lender only when and if those payments are received. Also, the Funds might not directly benefit from any collateral supporting the Corporate Loan. As a result, the Funds assume the credit risk of both the borrower and the lender that sold the participation. If the lender becomes insolvent, the Funds might be treated as a general creditor of the lender and might not benefit from any set-off between the lender and the borrower. In an assignment, the Funds are entitled to receive payments directly from the borrower and, therefore, do not depend on the assigning lender to pass those payments on to the Funds. However, in an assignment, the Funds may have greater direct responsibilities with respect to collection of principal and interest and the enforcement of its rights.

         EQUITY SECURITIES. High Yield Fund may acquire equity securities (including common stocks, rights and warrants for equity and debt securities) only when they are attached to debt securities or as part of a unit including debt securities, or in connection with a conversion or exchange of debt securities. Plus Fund may invest in these equity securities as well as in equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who Mitchell Hutchins determines to be of comparable quality). These equity securities may include common and preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks represent an ownership interest in a company. Preferred stock has certain fixed-income features, like debt securities, but is actually equity in a company. The prices of equity securities generally fluctuate more than debt securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company.

         Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

OTHER INVESTMENT PRACTICES

         The Funds may engage in the following investment practices, each of which may involve certain risks.

         LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the Funds to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund's portfolio securities must maintain acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A Fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any of its loans at any time. Each Fund may pay reasonable fees in connection with a loan and may pay the borrower or a placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

         Pursuant to procedures adopted by the Boards governing each Fund's securities lending program, PaineWebber has been retained to serve as lending agent for each Fund. The Boards have also authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each Board periodically reviews the portfolio securities loan transactions for which PaineWebber acts as lending agent. PaineWebber also has been approved as a borrower under each Fund's securities lending program.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase debt securities on a "when-issued" basis or may purchase or sell debt securities on a "delayed delivery" basis, i.e., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Funds generally do not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risk of price fluctuation. When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian sets aside in a segregated account, cash or liquid securities, marked-to-market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its NAV per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         FORWARD COMMITMENTS. Each Fund may make contracts to purchase securities for a fixed price at a future date beyond the customary settlement time ("forward commitments") without its doing so being considered leverage if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities that it owns. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring portfolio securities, each Fund may dispose of a commitment prior to settlement if Mitchell Hutchins deems it appropriate to do so. Each Fund may realize short-term capital gains or losses upon the sale of forward commitments.

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell the securities to the seller at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, the Fund enters into repurchase agreements only with banks, securities dealers or their respective affiliates in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors.

         ILLIQUID SECURITIES. Some or all of the securities in which each Fund invests may, when purchased, be illiquid or may subsequently become illiquid. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's Board of Directors. To the extent a Fund invests in illiquid securities, the Fund may not be able to readily liquidate such investments, and would have to sell other investments if necessary to raise cash to meet its obligations.

         Each Board of Directors has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by each Board. Mitchell Hutchins will take into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited, and the mechanics of transfer). Mitchell Hutchins will monitor the liquidity of restricted securities in each Fund's portfolio and report periodically on such decisions to each Board of Directors.

         HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Fund may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts, options on futures contracts, forward currency contracts and interest rate swap transactions and may use options (both exchange-traded and OTC), futures contracts, options on futures contracts and forward currency contracts to attempt to enhance income, realize gains or manage the Fund's foreign currency exposure. A Fund's ability to use these derivative instruments may be limited by market conditions, regulatory limits and tax considerations. The SAI contains further information on these derivative instruments.

         Each Fund may enter into forward currency contracts, buy and sell foreign currency, debt and equity security index and interest rate futures contracts, write covered put and call options and buy and sell put and call options on securities, debt and equity security indices, foreign currencies and such futures contracts. A Fund may enter into options, futures, forward currency contracts and swap transactions that approximate (but do not exceed) the full value of its portfolio, at which point up to 100% of the Fund's portfolio assets would be subject to the risks associated with the use of these instruments.

         Each Fund may enter into swap transactions, including interest rate swaps and interest rate caps, floors and collars, for hedging or other risk management purposes. For example, a Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will enter into swap transactions only with banks and recognized securities dealers or their respective affiliates that are believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors.

         Each Fund might not employ any of the derivative instruments or strategies described above, and there can be no assurance that any derivative instrument or strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors in utilizing a derivative instrument for a Fund, the Fund might have been in a better position had it not hedged at all. The use of derivative instruments and strategies involves certain special risks, including (1) the fact that skills needed to use derivative instruments are different from those needed to select a Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of these derivative instruments and price movements of the investments being hedged, (3) the fact that, while derivative instruments and strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with derivative instruments and the possible inability of the Fund to close out or to liquidate its hedged position.

         New financial products and risk management techniques continue to be developed. Each Fund may use these new products and techniques to the extent consistent with its investment objectives and with regulatory and federal tax considerations.

TEMPORARY AND DEFENSIVE STRATEGIES AND BORROWINGS

         Each Fund may implement various temporary or defensive strategies at times when Mitchell Hutchins determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its stockholders. When unusual market or economic conditions occur, Plus Fund may, for temporary defensive purposes, invest up to 100% of its total assets or, for liquidity purposes, invest up to 35% of its total assets, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper or other income securities deemed by Mitchell Hutchins to be consistent with a defensive posture, or it may hold cash. At such times, Mitchell Hutchins may temporarily implement various alternative strategies for High Yield Fund, designed primarily to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, High Yield Fund may invest in money market instruments of all types and higher-quality debt securities. These strategies may include an increase in the portion of the Funds' assets invested in higher-quality debt securities, which generally have lower yields than do lower-rated securities. Since these investments provide relatively low income, a defensive position may not be consistent with achieving the Funds' investment objectives.

         In addition to its authority to use leverage up to an amount equal to 33 1/3% of its total assets (including the amount of leverage), Plus Fund may borrow money for temporary or emergency purposes (e.g., settlement and clearance of securities transactions and payments of dividends to common or any preferred stockholders) in an amount not exceeding 5% of the value of the Fund's total assets (not including the amount borrowed for this purpose). High Yield Fund also may borrow money for temporary or emergency purposes (e.g., clearance of transactions or payments of dividends to stockholders) in an amount not exceeding 10% of the value of the Fund's total assets (not including the amount borrowed).

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

         Each Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions, and (3) the ability of the Fund's Directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. Under Maryland law and each Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of a Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

                  (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

                  (2) issuance of any securities of the Fund to any person or entity for cash;

                  (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $l,000,000); or

                  (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of each Fund (a "Principal Stockholder"). A similar vote also would be required for any amendment of the Articles of Incorporation to convert a Fund to an open-end investment company by making any class of each Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of each Fund, on file with the SEC, for the full text of these provisions.

         The provisions of the Articles of Incorporation described above and each Fund's right to repurchase or make a tender offer for its shares could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of each Fund in a tender offer or similar transaction. See "Additional Information About Both Funds-Stock Repurchases and Tender Offers." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal
Stockholder. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objective and policies. Each Fund's Board of Directors has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

DESCRIPTION OF CAPITAL STOCK

         Plus Fund is authorized to issue 200 million shares of capital stock, $0.001 par value. High Yield Fund is authorized to issue 100 million shares of capital stock, $0.001 par value, all of which currently is classified as common stock. The Board of Directors of each Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The information contained under this heading is subject to the provisions contained in each Fund's Articles of Incorporation and Bylaws.

         COMMON STOCK. Each Fund's shares of common stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of common stock are fully paid and non-assessable. Stockholders are entitled to one vote per share, with fractional votes for fractional shares. All voting rights for the election of Directors are non-cumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors.

         Under the rules of the NYSE applicable to listed companies, each Fund normally is required to hold an annual meeting of stockholders in each year. If a Fund is converted to an open-end investment company or if for any other reason the Fund's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Fund may decide not to hold annual meetings of stockholders.

         Any additional offerings of the common stock, if made, will require approval of the relevant Fund's Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing stockholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.

         The  following   chart   indicates  the  shares  of  the  common  stock
outstanding for each Fund as of January 31, 2000:


                                                                                                       Amount Outstanding
                                                                                Amount Held by         Exclusive of Amount
                                                                            Registrant or for Its     Held by Registrant or
 Fund                      Title of Class           Amount Authorized              Account               for Its Account
 ----                      --------------           -----------------              -------               ---------------
Plus Fund                  Common Stock               200,000,000                     0                     31,858,628

High Yield Fund            Common Stock               100,000,000                     0                     6,031,667


         STOCK REPURCHASES AND TENDER OFFERS. In recognition of the possibility that the common stock might trade at a discount from NAV and that any such discount may not be in the best interest of stockholders, each Fund's Board of Directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, each Board may, in consultation with Mitchell Hutchins, from time to time consider action either to repurchase Fund shares in the open market or to make a tender offer for Fund shares at NAV. Each Board currently intends at least annually to consider making such open market repurchases or tender offers and at such time may consider such factors as the market price of the Fund's shares, the NAV of the shares, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. Under certain circumstances, it is possible that open market repurchases or tender offers may constitute distributions under the Code to the remaining stockholders of the Fund. Each Board may at any time, however, decide that the Fund should not repurchase shares or make a tender offer. Each Fund may borrow to finance repurchases and tender offers. Interest on such borrowings will reduce the Fund's net income.

         There is no assurance that repurchases or tender offers will result in Fund shares trading at a price that is equal or close to its net asset value per share. The market price of a Fund's shares will be determined by, among other things, the relative demand for and supply of such shares in the market, each Fund's investment performance, each Fund's dividends and yield and investor perception of each Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that each Fund's shares may be the subject of tender offers at NAV from time to time may reduce the spread that might otherwise exist between the market price of the common stock and NAV per share. In the opinion of Mitchell Hutchins, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible tender offer.

         Although each Board of Directors believes that stock repurchases and tender offers generally would have a favorable effect on the market price of the common stock, it should be recognized that a Fund's acquisition of shares of the common stock would decrease each Fund's total assets and, therefore, have the effect of increasing each Fund's expense ratio. In addition, such acquisition would have the effect of decreasing asset coverage with respect to any leverage being used by Plus Fund. Because of the nature of each Fund's investment objective, policies and portfolio, under current market conditions, Mitchell Hutchins anticipates that repurchases and tender offers generally should not have a material, adverse effect on a Fund's investment performance and that Mitchell Hutchins generally should not have any material difficulty in disposing of portfolio securities in order to consummate stock repurchases and tender offers; however, this may not always be the case.

         Any tender offer made by a Fund for shares of common stock generally would be at a price equal to the NAV of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the stockholders would be notified, in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering shares would pay to the Fund's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering stockholder and would not be deducted from the proceeds of the purchase. The Fund's Transfer Agent would receive the fee as an offset to these costs. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender would be charged against capital.

         Tendered shares of common stock that have been accepted and purchased by a Fund will be held in the Fund's treasury until retired by a Board of Directors. If tendered shares are not retired, the Fund may hold, sell or otherwise dispose of the shares for any lawful corporate purpose as determined by each Board.

         CONVERSION TO OPEN-END INVESTMENT COMPANY. Each Fund's Board of Directors will consider from time to time whether it would be in the best interests of the Fund and its stockholders to convert the Fund to an open-end investment company. If a Board of Directors determines that such a conversion would be in the best interests of the Fund and its stockholders and is consistent with the 1940 Act, the Board will submit to the Fund's stockholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding shares entitled to vote thereon, the Fund would convert from a closed-end to an open-end investment company. If a Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of common stock, and each such share could be presented to the Fund at the option of the holder thereof for redemption at a price based on the then current NAV per share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the common stock would no longer be listed on the NYSE and certain investment policies of each Fund would require amendment. Plus Fund would also be required to redeem any outstanding preferred stock and any indebtedness not constituting bank loans, which could eliminate or alter Plus Fund's leveraged capital structure.

         In considering whether to propose that a Fund convert to an open-end investment company, the relevant Board of Directors will consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its stockholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objective and policies. In the event of a conversion to an open-end investment company, a Fund may charge fees in connection with the sale or redemption of its shares. There can be no assurance that either Board will conclude that such a conversion is in the best interest of the Fund or its stockholders. As an open-end investment company, a Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's NAV. If payment is made in securities, a stockholder may incur brokerage expenses in converting these securities into cash.

TAXATION

         Each Fund intends to continue to qualify for treatment as a RIC. For each taxable year that a Fund so qualifies, the Fund (but not its stockholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its stockholders.

         Dividends from a Fund's investment company taxable income (whether received in cash or reinvested in additional Fund shares) generally are taxable to stockholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether received in cash or reinvested in additional Fund shares) are taxable to stockholders as long-term capital gain, regardless of how long they have held their Fund shares.

         A participant in either Reinvestment Plan will be treated as having received a distribution in the amount of the cash used to purchase Fund shares on his or her behalf, including a PRO RATA portion of the brokerage fees incurred by the Transfer Agent. Distributions by a Fund to stockholders in any year that exceed its earnings and profits generally may be applied by each stockholder against his or her basis for Fund shares and will be taxable to any stockholder only to the extent the distributions to the stockholder exceed the stockholder's basis for his or her Fund shares.

         An investor should be aware that, if Fund shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution. Stockholders who are not liable for tax on their income and whose shares are not debt-financed are not required to pay tax on dividends or other distributions they receive from the Funds.

         Each Fund notifies its stockholders following the end of each calendar year of the amounts of dividends and capital gain distributions it paid (or deemed paid) that year.

         Upon a sale or exchange of Fund shares (including a sale pursuant to a share repurchase or tender offer by a Fund), a stockholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the shares and the amount realized. Any such gain or loss (1) will be treated as a capital gain or loss if the shares are capital assets in the stockholder's hands and (2) if the shares have been held for more than one year, will be long-term capital gain or loss; provided that any loss realized on a sale or exchange of Fund shares that were held for six months or less will be treated as a long-term, rather than as a short-term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of Fund shares will be disallowed to the extent those shares are replaced by other Fund shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (which could occur, for example, as the result of participation in a Reinvestment
Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

         Each Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of these securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. A Fund also must include in gross income each year any "interest" distributed in the form of additional securities on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the distribution requirement imposed on RICs and to avoid imposition of a 4% federal excise tax (see "Taxation" in the SAI), a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         Each Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate stockholders who do not provide the Fund with a correct taxpayer identification number. Each Fund is also required to withhold 31% of all dividends and capital gain distributions payable to those stockholders who otherwise are subject to backup withholding.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting the Funds and their stockholders. There may be other federal, state or local tax considerations applicable to a particular stockholder. Stockholders are urged to consult their tax advisers.

                                   APPENDIX A


          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


        THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of _______, 2000, between Managed High Yield Plus Fund Inc. ("Acquiring Fund") and Managed High Yield Fund Inc. ("Target"), both Maryland corporations. (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

        The Funds desire to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock in Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"), and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares PRO RATA to the holders of shares of common stock in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

        Each Fund is a closed-end fund with a single class of shares that are currently purchased and sold on the New York Stock Exchange ("NYSE").

        In consideration of the mutual promises contained herein, the parties agree as follows:

1.      PLAN OF REORGANIZATION AND TERMINATION

        1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor

             (a) to issue and deliver to Target the number of full Acquiring Fund Shares plus (i) fractional Acquiring Fund Shares, rounded to the third decimal place, for Stockholders (as defined in paragraph 1.5) that at the Effective Time (as defined in paragraph 3.1) participate in Target's Dividend Reinvestment Plan ("DRP Stockholders") and (ii) cash in lieu of any fractional shares with respect to Stockholders that are not DRP Stockholders, the sum thereof determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

             (b)  to assume all of Target's liabilities described  in  paragraph
        1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

        1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time.

        1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

        1.4. At or immediately before the Effective Time, Target shall declare and pay to its stockholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

        1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares and cash it receives pursuant to paragraph 1.1 to its stockholders of record, determined as of the Effective Time (each a "Stockholder" and collectively "Stockholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Acquiring Fund's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Stockholders' names and transferring such Acquiring Fund Shares thereto. Each Stockholder's account shall be credited with the respective PRO RATA number of full Acquiring Fund Shares and, for DRP Stockholders, fractional Acquiring Fund Shares, rounded to the third decimal point. Cash in lieu of any fractional Acquiring Fund Shares shall be distributed to all other Stockholders. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books.

        1.6. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with the distribution described in paragraph 1.5. After the Effective Time, each holder of an outstanding certificate or certificates formerly representing Target shares ("Old Certificate(s)") shall be entitled to receive, upon surrender of his or her Old Certificate(s), a certificate representing the Acquiring Fund Shares distributable with respect to the Target Shares represented by such Old Certificate(s). Promptly after the Effective Time, the Transfer Agent shall mail to each holder of Old Certificate(s) instructions and a letter of transmittal for use in surrendering those certificate(s) for a certificate representing those Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares, if appropriate. Although after the Effective Time, Old Certificates will be deemed for all purposes to evidence ownership of Acquiring Fund Shares distributable with respect thereto in the Reorganization, until a holder of Old Certificate(s) surrenders them, no dividends payable to the holders of record of Acquiring Fund Shares as of any date subsequent to the Effective Time shall be paid to such holder. If, after the Effective Time, Old Certificates are presented to Acquiring Fund, such certificates shall be canceled and exchanged for certificates representing the number of Acquiring Fund shares distributable in the Reorganization with respect to the Target Shares represented thereby.

        1.7. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within twelve months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

        1.8. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

        1.9. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.      VALUATION

        2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the NYSE on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's most recent annual report to its stockholders, less (b) the amount of the Liabilities as of the Valuation Time.

        2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's most recent annual report to its stockholders.

        2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins Asset Management Inc.

3.      CLOSING AND EFFECTIVE TIME

         3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on May 26, 2000, or at such other place and/or on such other date as to which the Funds may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Funds may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

        3.2. Target's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

        3.3. Target shall deliver to Acquiring Fund at the Closing a list of the names and addresses of the Stockholders and the number of outstanding Target Shares owned by each Stockholder, all as of the Effective Time, certified by Target's Secretary or Assistant Secretary. Acquiring Fund's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Stockholders' names. Acquiring Fund shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other Fund or its counsel may reasonably request.

        3.4. Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.      REPRESENTATIONS AND WARRANTIES

        4.1. Target represents and warrants as follows:

             4.1.1. Target is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the State Department of Assessments and Taxation of that state;

             4.1.2. Target is duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and is duly registered under the Securities Exchange Act of 1934, as amended ("1934 Act"), and such registrations will be in full force and effect at the Effective Time;

             4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

             4.1.4. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Target's Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Acquiring Fund;

             4.1.5. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

             4.1.6. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

             4.1.7. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's stockholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             4.1.8. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's stockholders;

             4.1.9. No governmental consents, approvals, authorizations, or filings are required under the Securities Act of 1933, as amended ("1933 Act"), the 1934 Act, or the 1940 Act, for the execution or performance of this Agreement by Target, except for (a) the filing with the
        Securities and Exchange Commission ("SEC") of a registration statement by Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

             4.1.10. On the effective date of the Registration Statement, at the time of the stockholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

             4.1.11. The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in Target's financial statements referred to in paragraph 4.1.17 and liabilities incurred by Target in the ordinary course of its business subsequent to July 31, 1999, or otherwise previously disclosed to Acquiring Fund, none of which has been materially adverse to the business, assets, or results of Target operations;

             4.1.12. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

             4.1.13. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

             4.1.14. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

             4.1.15. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

             4.1.16. Target's financial statements for the year ended July 31, 1999, to be delivered to Acquiring Fund, fairly represent Target's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

        4.2. Acquiring Fund represents and warrants as follows:

             4.2.1. Acquiring Fund is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the State Department of Assessments and Taxation of that state;

             4.2.2. Acquiring Fund is duly registered as a closed-end management investment company under the 1940 Act, and is duly registered under the 1934 Act, and such registrations will be in full force and effect at the Effective Time;

             4.2.3. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

             4.2.4. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

             4.2.5. Acquiring Fund's prospectus and statement of additional information included on Form N-14 conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

             4.2.6. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Acquiring Fund's Articles of Incorporation or Amended and Restated Bylaws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

             4.2.7. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

             4.2.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Fund's board of directors (together with Target's board of directors, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             4.2.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act, for the execution or performance of this Agreement by Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement and
        (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

             4.2.10. On the effective date of the Registration Statement, at the time of the stockholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

             4.2.11. Acquiring Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

             4.2.12. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization other than in the ordinary course of business pursuant to its Dividend Reinvestment Plan; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Stockholders pursuant to the Reorganization;

             4.2.13. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; furthermore, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and
        (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

             4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

             4.2.15. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

             4.2.16. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned, at any time during the past five years, any shares of Target;

             4.2.17. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended May 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

             4.2.18. Acquiring Fund's financial statements for the year ended May 31, 1999, to be delivered to Target, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

             4.3. Each Fund represents and warrants as follows:

             4.3.1. The fair market value of the Acquiring Fund Shares received by each Stockholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

             4.3.2. Its management is unaware of any plan or intention of Stockholders to sell or otherwise dispose of (a) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund;

             4.3.3. The Stockholders will pay their own expenses, if any, incurred in connection with the Reorganization;

             4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto (in addition to the assets and liabilities Acquiring Fund then held or was subject to), plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

             4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

             4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

             4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts (a) paid to Stockholders who receive cash or other property (whether in lieu of fractional Acquiring Fund Shares or otherwise) and (b) used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

             4.3.8. None of the compensation received by any Stockholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Stockholder; none of the Acquiring Fund Shares received by any such Stockholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

             4.3.9. Cash is being distributed to the Stockholders that are not DRP Stockholders in lieu of fractional Acquiring Fund Shares solely to save Acquiring Fund the expense and inconvenience of issuing and transferring fractional shares to those Stockholders; that distribution does not represent separately bargained-for consideration in the Reorganization; the total cash consideration paid to those Stockholders instead of issuing fractional Acquiring Fund Shares will not exceed 1% of the total consideration that will be issued to them in exchange for their Target Shares; and the fractional share interests of the Stockholders will be aggregated, and no Stockholder will receive cash in an amount equal to or greater than the value of one full Acquiring Fund Share;

             4.3.10. Immediately after the Reorganization, the Stockholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

             4.3.11. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

5.      COVENANTS

        5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that -

             (a)   such ordinary  course  will  include   declaring  and  paying
        customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

             (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's stockholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

        5.2. Target covenants to call a stockholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

        5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

        5.4. Target  covenants  that it will assist  Acquiring Fund in obtaining
information   Acquiring  Fund  reasonably  requests  concerning  the  beneficial ownership of Target Shares.

        5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.

        5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

        5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

        5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate to continue its operations after the Effective Time.

        5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.      CONDITIONS PRECEDENT

        Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

        6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's stockholders in accordance with its Articles of Incorporation, its By-laws, and applicable law.

        6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Fund may for itself waive any of such conditions.

        6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

        6.4. Target shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

             6.4.1. Acquiring Fund is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

             6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             6.4.3. The Acquiring Fund Shares to be issued and distributed to the Stockholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

             6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Acquiring Fund's Articles of Incorporation or Amended and Restated Bylaws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Acquiring Fund is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

             6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and those that may be required under state securities laws;

             6.4.6. Acquiring Fund is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

             6.4.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Acquiring Fund or any of its properties or assets and (b) Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

        6.5. Acquiring   Fund  shall  have   received   an  opinion  of  Counsel
substantially to the effect that:

             6.5.1. Target is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

             6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquiring Fund;

             6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and those that may be required under state securities laws;

             6.5.5. Target is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

             6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

        6.6. Each Fund shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (which shall be treated for those purposes as being made to Counsel) or in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the
Reorganization in accordance with this Agreement, for federal income tax purposes:

             6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for full and fractional Acquiring Fund Shares (plus cash in lieu of certain fractional Acquiring Fund Shares) and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those full Acquiring Fund Shares PRO RATA to all Stockholders, those fractional Acquiring Fund Shares PRO RATA to DRP Stockholders, and such cash PRO RATA to the other Stockholders, constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and cash in lieu of certain fractional Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares and cash to the Stockholders in constructive exchange for their Target Shares;

             6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares (plus cash in lieu of certain fractional Acquiring Fund Shares) and its assumption of the Liabilities;

             6.6.4. Acquiring Fund's basis for the Assets will be the same as Target's basis therefor immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

             6.6.5. A Stockholder will recognize no gain or loss on the constructive exchange of all the Stockholder's Target Shares solely for Acquiring Fund Shares, and cash in lieu of a fractional Acquiring Fund Share, where appropriate, pursuant to the Reorganization, except with respect to such cash; and

             6.6.6. A Stockholder's aggregate basis for the Acquiring Fund Shares to be received in the Reorganization will be the same as the aggregate basis for the Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, decreased by any cash received, and increased by any gain recognized, on the exchange. Its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Stockholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Stockholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

At any time before the Closing, either Fund may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its stockholders' interests.

7.      BROKERAGE FEES AND EXPENSES

        7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Each Fund will bear its own Reorganization Expenses.

8.      ENTIRE AGREEMENT; NO SURVIVAL

        Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.      TERMINATION OF AGREEMENT

        This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's stockholders:

         9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if its Board, in the Board's sole discretion, determines that proceeding with the Reorganization would not be in the best interest of its stockholders, or (d) if the Closing has not occurred on or before July 31, 2000; or

        9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, there shall be no liability for damages on the part of either Fund, or its directors or officers, to the other Fund.

10.     AMENDMENT

        This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's stockholders, in any manner mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Stockholders' interests.

11.     MISCELLANEOUS

        11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

        11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

        11.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                             MANAGED HIGH YIELD FUND INC.




---------------------------         By: -----------------------------




ATTEST:                             MANAGED HIGH YIELD PLUS FUND INC.




----------------------------        By: -----------------------------

                                   APPENDIX B

           BOARD MEMBERS AND OFFICERS OF MANAGED HIGH YIELD FUND INC.
                     AND MANAGED HIGH YIELD PLUS FUND INC.

      The following is a list of the present Directors and the Officers of both Funds, their ages, business addresses and a description of their principal occupations during the past five years:



                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

Margo N. Alexander**; 53       Director and  Mrs. Alexander is Chairman
                                 President   (since March 1999), chief
                                             executive officer and a
                                             director of Mitchell Hutchins
                                             (since January 1995) and also
                                             an executive vice president
                                             and a director of PaineWebber
                                             Incorporated ("PaineWebber")
                                             (since March 1984). Mrs.
                                             Alexander is president and a
                                             director or trustee of 31
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Richard Q. Armstrong; 64         Director    Mr. Armstrong is chairman and
R.Q.A. Enterprises                           principal of R.Q.A Enterprises
One Old Church Road                          (management consulting firm)
Unit #6                                      (since April 1991 and
Greenwich, CT 06830                          principal occupation since
                                             March 1995). Mr. Armstrong was
                                             chairman of the board, chief
                                             executive officer and co-owner of
                                             Adirondack Beverages (producer and
                                             distributor of soft drinks and
                                             sparkling/still waters) (October
                                             1993-March 1995). He was a partner
                                             of the New England Consulting Group
                                             (management consulting firm)
                                             (December 1992-September 1993). He
                                             was managing director of LVMH U.S.
                                             Corporation (U.S. subsidiary of the
                                             French luxury goods conglomerate,
                                             Louis Vuitton Moet Hennessey
                                             Corporation) (1987-1991) and

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

                                             chairman of its wine and spirits
                                             subsidiary, Schieffelin & Somerset
                                             Company (1987-1991). Mr. Armstrong
                                             is a director or trustee of 30
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber or
                                             one of their affiliates serves as
                                             investment adviser.

E. Garrett Bewkes, Jr.**; 73   Director and  Mr. Bewkes is a director of
                               Chairman of   Paine Webber Group Inc. ("PW
                                the Board    Group") (holding company of
                                             PaineWebber and Mitchell
                                             Hutchins). Prior to December
                                             1995, he was a consultant to
                                             PW Group. Prior to 1988, he
                                             was chairman of the board,
                                             president and chief executive
                                             officer of American Bakeries
                                             Company. Mr. Bewkes is a
                                             director of Interstate
                                             Bakeries Corporation. Mr.
                                             Bewkes is a director or
                                             trustee of 34 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one
                                             of their affiliates serves as
                                             investment adviser.

Richard R. Burt; 53              Director    Mr. Burt is chairman of IEP
1275 Pennsylvania Ave.,                      Advisors, LLP (international
N.W., Washington, D.C. 20004                 investments and consulting
                                             firm) (since March 1994) and a
                                             partner of McKinsey & Company
                                             (management consulting firm) (since
                                             1991). He is also a director of
                                             Archer-Daniels-Midland Co.
                                             (agricultural commodities),
                                             Hollinger International Co.
                                             (publishing), Homestake Mining
                                             Corp. (gold mining) and chairman of
                                             Weirton Steel Corp (makes and
                                             finishes steel products) (since
                                             April 1996) and vice chairman of
                                             Anchor Gaming (provides technology
                                             to gaming and wagering industry)
                                             (since July 1999). He was the chief
                                             negotiator in the Strategic Arms
                                             Reduction

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

                                             Talks with the former Soviet Union
                                             (1989-1991) and the U.S. Ambassador
                                             to the Federal Republic of Germany
                                             (1985-1989). Mr. Burt is a director
                                             or trustee of 30 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one of
                                             their affiliates serves as
                                             investment adviser.

Mary C. Farrell**; 50            Director    Ms. Farrell is a managing
                                             director, senior investment
                                             strategist and member of the
                                             Investment Policy Committee of
                                             PaineWebber. Ms. Farrell
                                             joined PaineWebber in 1982.
                                             She is a member of the
                                             Financial Women's Association
                                             and Women's Economic
                                             Roundtable and appears as a
                                             regular panelist on Wall
                                             $treet Week with Louis
                                             Rukeyser. She also serves on
                                             the Board of Overseers of New
                                             York University's Stern School
                                             of Business.  Ms. Farrell is a
                                             director or trustee of 29
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Meyer Feldberg; 58               Director    Mr. Feldberg is Dean and
Columbia University                          Professor of Management of the
101 Uris Hall                                Graduate School of Business,
New York, New York 10027                     Columbia University. Prior to
                                             1989, he was president of the
                                             Illinois Institute of Technology.
                                             Dean Feldberg is also a director of
                                             Primedia Inc. (publishing),
                                             Federated Department Stores, Inc.
                                             (operator of department stores) and
                                             Revlon, Inc. (cosmetics). Dean
                                             Feldberg is a director or trustee
                                             of 33 investment companies for
                                             which Mitchell Hutchins,
                                             PaineWebber or one of their
                                             affiliates serves as investment
                                             adviser.

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

George W. Gowen; 70              Director    Mr. Gowen is a partner in the
666 Third Avenue                             law firm of Dunnington,
New York, New York 10017                     Bartholow & Miller. Prior to
                                             May 1994, he was a partner in the
                                             law firm of Fryer, Ross & Gowen.
                                             Mr. Gowen is a director or trustee
                                             of 33 investment companies for
                                             which Mitchell Hutchins,
                                             PaineWebber or one of their
                                             affiliates serves as investment
                                             adviser.

Frederic V. Malek; 63            Director    Mr. Malek is chairman of
1455 Pennsylvania Avenue, N.W.               Thayer Capital Partners
Suite 350                                    (merchant bank) and chairman
Washington, D.C. 20004                       of Thayer Hotel Investors II
                                             and Lodging Opportunities Fund
                                             (hotel investment
                                             partnerships). From January
                                             1992 to November 1992, he was
                                             campaign manager of
                                             Bush-Quayle `92. From 1990 to
                                             1992, he was vice chairman
                                             and, from 1989 to 1990, he was
                                             president of Northwest
                                             Airlines Inc. and NWA Inc.
                                             (holding company of Northwest
                                             Airlines Inc.). Prior to 1989,
                                             he was employed by the
                                             Marriott Corporation (hotels,
                                             restaurants, airline catering
                                             and contract feeding), where
                                             he most recently was an
                                             executive vice president and
                                             president of Marriott Hotels
                                             and Resorts.  Mr. Malek is
                                             also a director of Aegis
                                             Communications, Inc.
                                             (tele-services), American
                                             Management Systems, Inc.
                                             (management consulting and
                                             computer related services),
                                             Automatic Data Processing,
                                             Inc. (computing services), CB
                                             Richard Ellis, Inc. (real
                                             estate services), FPL Group,
                                             Inc. (electric services),
                                             Global Vacation Group (packaged
                                             vacations), HCR/Manor Care, Inc.
                                             (health  care), SAGA Systems, Inc.
                                             (software company) and Northwest
                                             Airlines Inc. Mr Malek is a
                                             director or trustee of 30
                                             investment companies for

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

                                             which Mitchell Hutchins,
                                             PaineWebber or one of their
                                             affiliates serves as
                                             investment adviser.

Carl W. Schafer; 64              Director    Mr. Schafer is president of
66 Witherspoon Street                        the Atlantic Foundation
#1100                                        (charitable foundation
Princeton, NJ 08542                          supporting mainly
                                             oceanographic exploration and
                                             research).  He also is a
                                             director of Labor Ready, Inc.
                                             (temporary employment),
                                             Roadway Express, Inc.
                                             (trucking), The Guardian Group
                                             of Mutual Funds, the Harding,
                                             Loevner Funds, E.I.I. Realty
                                             Trust (investment company),
                                             Evans Systems, Inc. (motor
                                             fuels, convenience store and
                                             diversified company),
                                             Electronic Clearing House,
                                             Inc. (financial transactions
                                             processing), Frontier Oil
                                             Corporation and Nutraceutix,
                                             Inc. (biotechnology company).
                                             Prior to January 1993, he was
                                             chairman of the Investment
                                             Advisory Committee of the
                                             Howard Hughes Medical
                                             Institute. Mr. Schafer is a
                                             director or trustee of 30
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Brian M. Storms**; 45            Director    Mr. Storms is president and
                                             chief operating officer of
                                             Mitchell Hutchins (since March
                                             1999).  Mr. Storms was
                                             president of Prudential
                                             Investments (1996-1999).
                                             Prior to joining Prudential,
                                             he was a managing director at
                                             Fidelity Investments.  Mr.
                                             Storms is a director or
                                             trustee of 30 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one
                                             of their affiliates serves as
                                             investment adviser.

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

James F. Keegan; 39           Vice President Mr. Keegan is a senior vice
                                             president and a portfolio manager
                                             of Mitchell Hutchins. Prior to
                                             March 1996, he was director of
                                             fixed income strategy and research
                                             of Merrion Group, L.P. Mr. Keegan
                                             is a vice president of six invest-
                                             ment companies for which Mitchell
                                             Hutchins, PaineWebber or one of
                                             their affiliates serves as
                                             investment adviser.

John J. Lee; 31               Vice President Mr. Lee is a vice president
                                    and      and a manager of the mutual
                                 Assistant   fund finance department of
                                 Treasurer   Mitchell Hutchins. Prior to
                                             September 1997, he was an audit
                                             manager in the financial services
                                             practice of Ernst & Young LLP.
                                             Mr. Lee is a vice president
                                             and assistant treasurer of 31
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Dennis McCauley; 53           Vice President Mr. McCauley is a managing
                                             director and chief investment
                                             officer--fixed income of
                                             Mitchell Hutchins.  Prior to
                                             December 1994, he was director
                                             of fixed income investments of
                                             IBM Corporation.  Mr. McCauley
                                             is a vice president of 22
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Ann E. Moran; 42              Vice President Ms. Moran is a vice president
                                    and      and a manager of the mutual
                                 Assistant   fund finance department of
                                 Treasurer   Mitchell Hutchins. Ms. Moran
                                             is a vice president and assistant
                                             treasurer of 31 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one of
                                             their affiliates serves as
                                             investment adviser.

Dianne E. O'Donnell; 47       Vice President Ms. O'Donnell is a senior vice
                                    and      president and deputy general
                                 Secretary   counsel of Mitchell Hutchins.
                                             Ms. O'Donnell is a vice

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

                                             president and secretary of 30
                                             investment companies and a
                                             vice president and assistant
                                             secretary of one investment
                                             company for which Mitchell
                                             Hutchins, PaineWebber or one
                                             of their affiliates serves as
                                             investment adviser.

Emil Polito; 39               Vice President Mr. Polito is a senior vice
                                             president and director of
                                             operations and control for
                                             Mitchell Hutchins. Mr. Polito
                                             is a vice president of 31
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Victoria E. Schonfeld; 49     Vice President Ms. Schonfeld is a managing
                                             director and general counsel
                                             of Mitchell Hutchins since May
                                             1994 and a senior vice
                                             president of PaineWebber
                                             Incorporated since July 1995.
                                             Ms. Schonfeld is a vice
                                             president of 30 investment
                                             companies and a vice president
                                             and secretary of one
                                             investment company for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Paul H. Schubert; 37          Vice President Mr. Schubert is a senior vice
                               and Treasurer president and the director of
                                             the mutual fund finance
                                             department of Mitchell
                                             Hutchins.  Mr. Schubert is a
                                             vice president and treasurer
                                             of 31 investment companies for
                                             which Mitchell Hutchins,
                                             PaineWebber or one of their
                                             affiliates serves as
                                             investment adviser.

Barney A. Taglialatela; 39    Vice President Mr. Taglialatela is a vice
                                    and      president and a manager of the
                                 Assistant   mutual fund finance department
                                 Treasurer   of Mitchell Hutchins. Prior to
                                             February 1995, he was a
                                             manager of the mutual fund
                                             finance division of Kidder
                                             Peabody Asset Management,

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

                                             Inc.  Mr. Taglialatela is a
                                             vice president and assistant
                                             treasurer of 31 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one
                                             of their affiliates serves as
                                             investment adviser.

Keith A. Weller; 38           Vice President Mr. Weller is a first vice
                                    and      president and associate
                                 Assistant   general counsel of Mitchell
                                 Secretary   Hutchins.  Prior to May 1995,
                                             he was an attorney in private
                                             practice.  Mr. Weller is a
                                             vice president and assistant
                                             secretary of 30 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one
                                             of their affiliates serves as
                                             investment adviser.

-------------
* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes, Ms. Farrell, and Mr. Storms are "interested persons" of the Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

                                   APPENDIX C


                          MANAGED HIGH YIELD FUND INC.

                SPECIAL MEETING OF STOCKHOLDERS - April 24, 2000


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MANAGED HIGH YIELD FUND INC. The undersigned hereby appoints as proxies ANDREW S. NOVAK and VICTORIA DRAKE and each of them (with the power of substitution) to vote for the undersigned all shares of common stock of the undersigned in Managed High Yield Fund Inc. at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed below. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO MANAGED HIGH YIELD FUND INC.

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P. O. Box 9426, Wilmington, DE 19809-9038. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE:

PROPOSAL:                                    FOR   AGAINST     ABSTAIN

Approval  of the  Agreement  and Plan of
Reorganization   and  Termination   that     / /     / /          / /
provides  for  the   reorganization   of
Managed   High  Yield  Fund  Inc.   into
Managed High Yield Plus Fund Inc.


               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.

                             YOUR VOTE IS IMPORTANT.
PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              This proxy will not be voted unless it is dated and signed exactly as instructed. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                                           Sign exactly as name appears hereon
                   _____________________________________________________(L.S.)
                   Signature
                   _____________________________________________________(L.S.)
                   Signature (if held jointly)

                   Date ________________________________________________, 2000



             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.


                                      C-2